UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240. 14a-12

KLX ENERGY SERVICES HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Dear Stockholder:
A special meeting of the stockholders of KLX Energy Services Holdings, Inc. (“KLXE”) will be held virtually at www.meetingcenter.io/288687058, on February 12, 2021, beginning at 9:00 a.m. Central Time.
At the special meeting, KLXE stockholders will be asked to (i) approve an amendment and restatement of KLXE’s Long-Term Incentive Plan (the “LTIP”) to, among other things, increase the number of shares issuable thereunder (the “LTIP Amendment and Restatement Proposal”) and (ii) approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes cast at the special meeting to approve the LTIP Amendment and Restatement Proposal. The KLXE board of directors unanimously recommends that you vote “FOR” each of the proposals to be considered at the special meeting.
KLXE has chosen to hold the special meeting solely via the live webcast and not in a physical location given the public health impact of coronavirus (COVID-19) and the desire to promote the health and safety of its stockholders, directors, officers, employees and other constituents.
Your vote on these matters is very important regardless of the number of shares you own. Whether or not you plan to attend the special meeting please promptly mark, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card.
The accompanying proxy statement provides you with important information about the special meeting and each of the proposals. We encourage you to read the entire document carefully.
Thank you for your confidence in KLXE.
Sincerely,
Christopher J. Baker
President and Chief Executive Officer
KLX Energy Services Holdings, Inc.
The accompanying proxy statement is dated January 11, 2021 and, together with the enclosed form of proxy, is first being mailed to KLXE stockholders on or about January 13, 2021.

KLX Energy Services Holdings, Inc.
1415 Louisiana Street, Suite 2900
Houston, Texas 77002
(832) 518-4094
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 12, 2021
To the Stockholders of KLX Energy Services Holdings, Inc.:
Notice is hereby given that KLX Energy Services Holdings, Inc. (“KLXE”) will hold a special meeting of its stockholders (the “special meeting”) virtually at www.meetingcenter.io/288687058, on February 12, 2021, beginning at 9:00 a.m. Central Time. KLXE has chosen to hold the special meeting solely via live webcast and not in a physical location given the public health impact of coronavirus (COVID-19) and the company’s desire to promote the health and safety of its stockholders, directors, officers, employees and other constituents. At the special meeting, stockholders will be asked:
1.
to approve an amendment and restatement of KLXE’s Long-Term Incentive Plan (the “LTIP”) to, among other things, increase the number of shares issuable thereunder (the “LTIP Amendment and Restatement Proposal”); and

2.
to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the LTIP Amendment and Restatement Proposal (the “Adjournment Proposal”).

KLXE will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof. The accompanying proxy statement contains further information with respect to these matters.
Only stockholders of record at the close of business on January 8, 2021, the record date for voting at the special meeting (the “record date”), are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.
The KLXE board of directors unanimously recommends you vote “FOR” the LTIP Amendment and Restatement Proposal and “FOR” the Adjournment Proposal.
Your vote is very important regardless of the number of shares of common stock you own.
If you plan to attend the special meeting virtually on the Internet, please follow the registration instructions as outlined in the accompanying proxy statement.
Whether or not you plan to attend the special meeting, KLXE urges you to please promptly mark, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope so that your shares may be represented and voted at the special meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) and you wish to vote at the special meeting, you must obtain a legal proxy from your bank, broker or other nominee in order to vote at the special meeting.
If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may contact KLXE’s proxy solicitor:

Georgeson LLC
1290 Avenue of the America’s, 9th Floor
New York, NY 10104
Stockholders, banks and brokers may call toll free: 1-888-643-8150
Or (781) 575-2137 (for all those outside of the U.S.)
By Order of the Board of Directors,
/s/ Max L. Bouthilette
MAX L. BOUTHILETTE Executive Vice President, General Counsel and Chief Compliance Officer
Houston, Texas January 11, 2021

Your vote is very important. KLXE stockholders are requested to complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

i

QUESTIONS AND ANSWERS
The following are brief answers to certain questions that you may have regarding the special meeting and the proposals being considered at the special meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the special meeting. Additional important information is also contained in the annexes attached to this proxy statement.
Q.
Why am I receiving these proxy materials?

A.
You are receiving this proxy statement in connection with the solicitation by the KLXE board of directors (the “Board”) of proxies from KLXE stockholders to vote in favor of the proposal to amend KLXE’s Long-Term Incentive Plan to, among other things, increase the number of shares issuable thereunder (the “LTIP Amendment and Restatement Proposal”), and the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the LTIP Amendment and Restatement Proposal (the “Adjournment Proposal”).

Q.
What am I being asked to vote on?

A.
KLXE is holding a special meeting of its stockholders to obtain approval of the LTIP Amendment and Restatement Proposal and the Adjournment Proposal.

Your vote is very important, regardless of the number of shares that you own.

Q.
When and where will the special meeting take place?

A.
The special meeting will be held virtually at 9:00 a.m., Central Time, on February 12, 2021. The special meeting can be accessed by visiting www.meetingcenter.io/288687058, where stockholders will be able to participate and vote online. KLXE encourages its stockholders to access the meeting prior to the start time leaving ample time for check-in. Please follow the registration instructions as outlined in this proxy statement. The password for the special meeting is KLXE2021.

KLXE has chosen to hold the special meeting solely via the Internet and not in a physical location given the public health impact of coronavirus (COVID-19) and the desire to promote the health and safety of its stockholders, directors, officers, employees and other constituents.

Even if you plan to attend the special meeting, KLXE recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the special meeting. Shares held in “street name” may be voted by you at the special meeting only if you obtain a signed legal proxy from your bank, broker or other nominee giving you the right to directly vote the shares.

Q.
How important is my vote?

A.
Your vote “FOR” each proposal presented at the special meeting is very important, and you are encouraged to submit a proxy as soon as possible.

Q.
What constitutes a quorum, and what vote is required to approve each proposal at the special meeting?

A.
The holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting must be represented at the special meeting in person or by proxy in order to constitute a quorum. A stockholder’s abstention from voting or the failure of a stockholder to vote (including the failure of a stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee, which will result in a broker non-vote) are counted as shares present and entitled to vote for purposes of determining a quorum.

Assuming a quorum is present, approval of the LTIP Amendment and Restatement Proposal and the Adjournment Proposal requires the affirmative vote of a majority in voting power of the shares present at the special meeting and entitled to vote on such proposal. A stockholder’s abstention from voting will have the same effect as a vote “against” the LTIP Amendment and Restatement Proposal and the

Adjournment Proposal. Broker non-votes will have no effect on the outcome of the LTIP Amendment and Restatement Proposal and the Adjournment Proposal.

Regardless of whether there is a quorum, the chairman of the special meeting may also adjourn the special meeting.

Q.
How does the Board recommend that I vote at the special meeting?

A.
The Board unanimously recommends that you vote “FOR” the LTIP Amendment and Restatement Proposal and “FOR” the Adjournment Proposal.

Q.
Who is entitled to vote at the special meeting?

A.
The record date for the special meeting is January 8, 2021. All holders of shares of common stock who held shares at the close of business on the record date are entitled to receive notice of, and to vote at, the special meeting. Each such holder of common stock is entitled to cast one vote on each matter properly brought before the special meeting for each share of common stock that such holder owned of record as of the record date.

KLXE is commencing its solicitation of proxies on or about January 11, 2020, and KLXE will continue to solicit proxies until the date of the special meeting. Proxies delivered prior to the record date will be valid and effective so long as the holder providing the proxy is a holder on the record date. If you are not a holder of record on the record date, any proxy you deliver will not be counted. If you deliver a proxy prior to the record date and remain a holder on the record date, you do not need to deliver another proxy after the record date. If you deliver a proxy prior to the record date and do not revoke that proxy, your proxy will be deemed to cover the number of shares of common stock you own on the record date, even if that number is different from the number of shares of common stock you owned when you executed and delivered your proxy card.

Q.
What is a proxy?

A.
A stockholder’s legal designation of another person to vote shares of such stockholder’s common stock at a special or annual meeting is referred to as a proxy. The document used to designate a proxy to vote your shares of common stock is called a proxy card.

Q.
How many votes do I have for the special meeting?

A.
Each stockholder is entitled to one vote for each share of common stock held of record as of the close of business on the record date. As of the record date, there were 8,510,118 outstanding shares of common stock.

Q.
How can I vote my shares and participate at the special meeting?

A.
Stockholders and proxy holders will be able to participate in the special meeting online during the meeting by visiting www.meetingcenter.io/288687058. You also will be able to vote your shares electronically at the special meeting.

The meeting will begin promptly at 9:00 a.m., Central Time, on February 12, 2021. KLXE encourages its stockholders to access the meeting prior to the start time leaving ample time for check-in. Please follow the registration instructions as outlined in this proxy statement. The password for the special meeting is KLXE2021.

To register to attend the special meeting online by webcast stockholders must submit proof of their proxy power (legal proxy) reflecting their shareholdings along with their name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m., Central Time, on February 10, 2021.

KLXE stockholders will receive a confirmation of their registration by email after their registration materials are received.

Requests for registration should be directed to Computershare at the following addresses:

By email

Forward the email from the broker, or attach an image of the legal proxy, to legalproxy@computershare.com

By mail

Computershare
KLXE Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Shares of common stock held directly in your name as the stockholder of record may be voted at the special meeting. Shares of common stock held in “street name” may be voted by you at the special meeting only if you obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares.

Even if you plan to attend the special meeting, KLXE recommends that you vote your shares in advance as described below so that your vote will be counted even if you later decide not to or become unable to attend the special meeting.

Q.
How can I vote my shares without attending the special meeting?

A.
Whether you hold your shares directly as a stockholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the special meeting. You can vote by proxy by mail, over the Internet or by telephone by following the instructions provided in the enclosed proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name?”

A.
If your shares of common stock are registered directly in your name with Computershare, the transfer agent for KLXE, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote, or to grant a proxy directly to KLXE or to a third party to cast your vote, at the special meeting.

If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and your bank, broker or other nominee is considered the stockholder of record with respect to those shares. Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedure for voting your shares. You should follow the instructions provided by them to vote your shares. If your shares are so held in “street name,” you are invited to attend the special meeting, but you may not vote these shares at the special meeting unless you obtain a signed legal proxy from your bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the special meeting.

Q.
If my shares of common stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote those shares for me?

A.
No. Your bank, broker or other nominee will only be permitted to vote your shares on any proposal if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of common stock. Without instructions, your shares will be counted as present and entitled to vote for the purposes of determining if a quorum is present, but your shares will have no effect on the outcome of the LTIP Amendment and Restatement Proposal and the Adjournment Proposal.

Q.
What should I do if I receive more than one set of voting materials for the special meeting?

A.
If you hold shares in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of common stock in more than one brokerage account, you may receive more than one set of voting materials relating to the special meeting.

Record Holders.   For shares held directly, please complete, sign, date and return each proxy card, or you may cast your vote by telephone or over the Internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares are voted.

“Street name” Holders.   For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee to vote your shares.

Q.
If a stockholder gives a proxy, how are the shares voted?

A.
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card or the Internet or telephone processes, you may specify whether your shares should be voted for or against, or abstain from voting on, all, some or none of the specific items of business to come before the special meeting.

Q.
How will my shares of common stock be voted if I return a blank proxy?

A.
If you sign, date and return your proxy card and do not indicate how you want your shares of common stock to be voted, then your shares of common stock will be voted “FOR” the LTIP Amendment and Restatement Proposal and “FOR” the Adjournment Proposal.

Q.
Can I change my vote after I have submitted my proxy?

A.
Any stockholder giving a proxy has the right to revoke it before the proxy is voted at the special meeting by:

•
subsequently submitting a new proxy, whether by submitting a new proxy card or by submitting a proxy via the Internet or telephone, that is received by the deadline specified on the accompanying proxy card;

•
giving written notice of your revocation to KLXE’s corporate secretary; or

•
revoking your proxy and voting at the special meeting.

Execution or revocation of a proxy will not in any way affect your right to attend the special meeting and vote. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed:

KLX Energy Services Holdings, Inc.
Attn: Corporate Secretary
1415 Louisiana Street, Suite 2900
Houston, TX 77002
Q.
If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Q.
Where can I find the voting results of the special meeting?

A.
The preliminary voting results for the special meeting will be announced at the special meeting. In addition, within four business days of the special meeting, KLXE intends to file the final voting results of the special meeting with the SEC on a Current Report on Form 8-K.

Q.
What happens if I sell my shares of common stock after the record date but before the special meeting?

A.
The record date is earlier than the date of the special meeting. If you transfer your shares of common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting.
Q.
Who will solicit and pay the cost of soliciting proxies?

A.
KLXE has engaged Georgeson LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the special meeting. KLXE estimates that it will pay the Solicitation Agent a fee of approximately $9,000, plus reimbursement of reasonable out-of-pocket expenses. KLXE has agreed to indemnify the Solicitation Agent against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

KLXE also may be required to reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of common stock. KLXE’s directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

Q.
What should I do now?

A.
You should read this proxy statement carefully and in its entirety, including the annexes, and return your completed, signed and dated proxy card(s) by mail in the enclosed postage-paid envelope or you may submit your voting instructions by telephone or over the Internet as soon as possible so that your shares will be voted in accordance with your instructions.

Q.
Whom do I call if I have questions about the special meeting?

A.
If you have questions about the special meeting, or desire additional copies of this proxy statement or additional proxies, you may contact

KLX Energy Services Holdings, Inc.
1415 Louisiana Street, Suite 2900
Houston, TX 77002
(832) 518-4094
Attention: Corporate Secretary
Georgeson LLC
1290 Avenue of the America’s, 9th Floor
New York, NY 10104
Stockholders, banks and brokers may call toll free: 1-888-643-8150
Or (781) 575-2137 (for all those outside of the U.S.)

PROPOSAL 1 — AMENDMENT AND RESTATEMENT OF THE KLXE LONG-TERM
INCENTIVE PLAN
We intend to adopt an amended and restated LTIP, a copy of which is attached to this proxy statement as Annex A (the “Amended LTIP”). The LTIP was previously adopted by the Board, and approved by our stockholders, to promote our long-term success by providing eligible individuals with opportunities to obtain a proprietary interest in us through the grant of equity-based awards. These awards provide participants with incentives to contribute to our long-term growth and profitability. The LTIP also assists in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to KLXE. The Amended LTIP would, among other things, increase the total number of shares of common stock reserved for issuance under the LTIP by 632,051 shares in order to allow us to grant equity awards to our employees and directors consistent with past practice. The requested share increase represents 7.5% of the shares of our common stock outstanding as of November 27, 2020. In addition, the Amended LTIP would (i) include a $200,000 annual limit on the aggregate grant date fair value of awards to non-employee directors, (ii) include a requirement that awards (other than awards that result in the issuance of no more than 5% of the shares available) under the Amended LTIP will vest no earlier than the first anniversary of the applicable grant date, (iii) provide that the vesting of awards will accelerate upon a change in control (as defined in the Amended LTIP) only if such awards are not assumed or substituted by the successor corporation, and (iv) provide that payments with respect to awards that are based on dividends paid prior to the vesting of such awards will be paid out only to the extent that such awards vest. As of December 29, 2020, the per-share fair market value of common stock was equal to $6.87.
Why Stockholders Should Vote to Approve the Amended LTIP
•
Equity Incentive Awards are an Important Part of our Compensation Philosophy.   Our equity compensation plans are critical to our ongoing effort to build stockholder value. Our Board and the Compensation Committee of the Board (the “Compensation Committee”) believe that our ability to grant equity incentive awards to new and existing service providers has helped us attract, retain and motivate professionals of the highest caliber with highly sought-after skill sets, who are capable of leading us in fulfilling our business objectives. We have historically favored equity incentive awards rather than cash incentive awards for retention purposes and given the cash needs in our business. Our Board believes that the effective use of equity-based compensation is vital to our ability to achieve future success.

•
Our employees, consultants and non-employee directors are eligible to participate in the Amended Plan. As of December 28, 2020, we have approximately 1233 employees, 51 consultants and 9 non-employee directors. Over the past three fiscal years, we have granted equity-based incentive compensation to approximately 125 individuals on an annual average basis. This excludes certain of our former executive officers and directors who were issued one-time grants in 2018. We believe these broad-based grants help align incentives throughout the organization.

•
The LTIP Will No Longer Have Shares Available for Grant.   Under our current projections, the LTIP will run out of shares available for grant shortly, and we will not be able to continue to issue equity incentives (other than under the KLXE Employee Stock Purchase Plan (the “ESPP”)) to our service providers unless KLXE’s stockholders approve the Amended LTIP. For us to maintain equity compensation to our service providers having a value consistent with our historic grant practices, additional shares are required. In addition, our Board and the Compensation Committee continue to believe that to hire and retain talented professionals, our compensation practices will need to remain in line with our competitors. While we could increase cash compensation if we are unable to grant equity incentives, our Board anticipates that we will have difficulty attracting, retaining and motivating service providers if we are unable to make equity grants to them. Our Board believes that outcome could negatively impact our ability to align service provider compensation with the interests of our stockholders. As of December 28, 2020, a total of 53,320 restricted shares were outstanding under the LTIP and 68,159 shares of our common stock were available for new awards granted under the LTIP.

•
In connection with the consummation of our merger (the “Merger”) with Quintana Energy Services Inc. (“QES”) in July 2020, the KLXE Non-Employee Directors Stock and Deferred

Compensation Plan (the “Directors Plan”) was terminated. The share reserve under the Directors Plan consisted of 300,000 shares and no such shares have been issued under the Directors Plan. The increased share reserve under the LTIP sought by this LTIP Amendment Proposal takes into account the fact that the Directors Plan has terminated without having used the share reserve.
•
Effective as of the consummation of the Merger, 198,214 restricted stock units held by QES employees under the QES equity incentive plans were assumed by us. None of these QES outstanding awards or reserved shares will count against the share reserve under the LTIP.

•
Reasonable Share Request.   The total number of additional shares we are requesting under the Amended LTIP is 632,051. We believe that such number of shares is the minimum number necessary to enable us to continue to grant equity compensation awards. The requested share increase represents 7.5% of the shares of our common stock outstanding as of November 27, 2020. We believe that such number of shares is reasonable and consistent with general market practices. This view is based on several assumptions, including that our grant practices under the Amended LTIP will be consistent with our historical practices and usage. Our view of the reasonableness of our share request is dependent on a number of other factors that are difficult to predict or beyond our control, including the price of our common stock and underlying future grants, our hiring activity, forfeitures of outstanding awards and other circumstances that may require us to change our equity grant practices. These underlying assumptions and factors cannot be predicted with certainty, and to the extent they change, the number of shares requested may not last for the estimated period or may last longer than the estimated period.

•
We Manage Equity Incentive Award Use Responsibly and Dilution is Reasonable.   We manage long-term stockholder dilution by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our annual net burn rate, which is the rate at which awards are granted as a percentage of outstanding shares of our common stock, and potential stockholder dilution in order to maximize stockholder value, and the number of equity incentive awards granted is limited to the amount believed necessary to attract, retain and motivate key personnel.

Background
The Amended LTIP will increase the total number of shares of our common stock reserved for issuance under the LTIP as of the effective date of the Amended LTIP from 68,159 to 700,210. In addition, the Amended LTIP would (i) include a $200,000 annual limit on the aggregate grant date fair value of awards to non-employee directors, (ii) include a requirement that awards (other than awards that result in the issuance of no more than 5% of the shares available) under the Amended LTIP will vest no earlier than the first anniversary of the applicable grant date, (iii) provide that the vesting of awards will accelerate upon a change in control (as defined in the Amended LTIP) only if such awards are not assumed or substituted by the successor corporation, and (iv) provide that payments with respect to awards that are based on dividends paid prior to the vesting of such awards will be paid out only to the extent that such awards vest. Our Board considered corporate governance best practices when approving the aforementioned modifications. The requested share increase represents 7.5% of the shares of our common stock outstanding as of November 27, 2020
The following table provides information regarding our historical grant practices under the LTIP.
Grant information(1)	2018	2019	2020
Restricted Shares Granted	493,498	122,523	—

(1)
Share amounts as of dates prior to July 28, 2020 have been adjusted to give effect to the 1-for-5 reverse stock split of our common stock effected immediately prior to the consummation of the Merger on July 28, 2020.

The following table provides information as of January 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans, which consist of the LTIP, the ESPP and the Directors Plan. The Directors Plan was terminated on July 28, 2020 and no shares remain issuable thereunder.
	Equity Compensation Plan Information(3)(4)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders	—	$—	—
Equity Compensation Plans Not Approved by Security Holders	—(1)	$—	111,274(2)
Total	—	$—	111,274

(1)
The LTIP, the ESPP and the Directors Plan were each approved by KLX as the sole stockholder of KLXE prior to the spin-off from KLX on September 14, 2018. The only awards granted by KLXE under the LTIP are restricted stock awards. No shares or awards have been granted by KLXE under the Directors Plan. As described below, there are no outstanding purchase rights under the ESPP.

(2)
The amounts listed in this column include 46,325 shares available for issuance under the LTIP (without taking into account the share increase contemplated by the Amended LTIP), (ii) 4,949 shares available for issuance under the ESPP (without taking into account an amendment to the ESPP that was adopted by our Board and approved by our stockholders following January 31, 2020 that increased the share reserve thereunder) and (iii) 60,000 shares available for issuance under the Directors Plan, which was terminated on July 28, 2020. Because the ESPP did not have enough shares reserved to satisfy outstanding options to purchase shares during the offering period ending June 30, 2020, KLXE refunded participants’ contributions for such offering period.

(3)
Effective as of the consummation of the Merger with QES in July 2020, 198,214 restricted stock units held by QES employees under the QES equity incentive plans were assumed by us. These restricted stock units are not included in this table, as they were assumed by KLXE following January 31, 2020.

(4)
Share amounts as of dates prior to July 28, 2020 have been adjusted to give effect to the 1-for-5 reverse stock split of our common stock effected immediately prior to the consummation of the Merger on July 28, 2020.

The LTIP was adopted in September 2018. Our Board believes that the existing share reserve will be exhausted shortly. Without the ability to provide equity compensation, we may be unable to attract and retain key employees.
If this LTIP Amendment and Restatement Proposal is approved, we intend to continue to provide equity incentives to existing and newly hired key service providers.
Our Board believes that the increase in shares of common stock available for issuance under the Amended LTIP is essential to permit our management to continue to provide long-term, equity-based incentives to present and future service providers.
New Plan Benefits
The number of awards that our named executive officers, other executive officers, directors and other employees may receive under the Amended LTIP will be determined in the discretion of the Compensation Committee in the future, and the Compensation Committee has not made any determination to make future grants to any persons under the Amended LTIP as of the date of this proxy statement. Therefore, it is not possible to determine the benefits that will be received in the future by such participants in the Amended LTIP or the benefits that would have been received by such participants if the Amended LTIP had been in effect in the year ended January 31, 2020.

Description of the Amended LTIP
The following description of the principal terms of the Amended LTIP is a summary and is qualified in its entirety by reference to the full text of the Amended LTIP, a copy of which is attached hereto as Annex A.
Administration.   The Amended LTIP is administered by the Compensation Committee. The Compensation Committee has the full authority to construe and interpret the Amended LTIP, including the authority to determine who will be granted awards, the terms and conditions of awards and the number of shares subject to an award. To the extent permitted by applicable laws, rules and regulations, the Compensation Committee may delegate its authority under the Amended LTIP to subcommittees or individuals, including our officers, subject to certain exceptions.
Eligibility.   Awards under the Amended LTIP may be granted to officers, employees, directors, consultants, advisors and independent contractors of KLXE or any of our subsidiaries or joint ventures, partnerships or business organizations in which we or our subsidiaries have an equity interest.
Number of Shares of Common Stock Available for Issuance.   The maximum aggregate number of shares of our common stock that may be issued under the Amended LTIP is 700,210 shares. Shares covered by awards granted under the Amended LTIP that are forfeited or cancelled or otherwise expire without having been exercised or settled generally will become available for issuance pursuant to a new award. In addition, if an award is settled through the payment of cash or other non-stock consideration, the shares subject to the award will become available for issuance pursuant to a new award (except in the case of certain tandem awards). Shares tendered by a Participant to pay the exercise price of an award or satisfy a Participant’s tax withholding obligations in connection with the exercise or settlement of an award will not be added back to the share reserve. Shares issued pursuant to the Amended LTIP may be authorized but unissued shares, issued shares that have been reacquired by us and that are being held in treasury or any combination thereof. All the shares available for issuance may be issued pursuant to incentive stock options.
Minimum Vesting Limitation.   Awards (other than awards that result in the issuance of no more than 5% of the shares available as of the effective date of the Amended LTIP) under the Amended LTIP will vest no earlier than the first anniversary of the applicable grant date. For purposes of grants of awards to non-employee directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of stockholders of the Company to the next annual meeting of stockholders of the Company.
Awards Under the Amended LTIP
Generally.   The Amended LTIP authorizes the following awards: stock options; stock appreciation rights; restricted stock; restricted stock units; performance stock, performance units and other forms of equity-based or equity-related awards that the Compensation Committee determines to be consistent with the purposes of the Amended LTIP and KLXE’s best interests. The Compensation Committee has the authority to determine the terms and conditions of the awards at the time of grant, including vesting, exercisability, payment and the effect, if any, that a participant’s termination of service will have on an award.
Stock Options.   Stock options may be either nonqualified stock options or incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)). The exercise price of all stock options generally may not be less than 100% of the fair market value of a share of common stock on the date of grant. Options have a term approved by the Compensation Committee, which cannot exceed 10 years. Subject to the provisions of the related award document, the exercise price of a stock option may be paid (i) in cash, (ii) in shares of common stock already owned by the participant, (iii) in a combination of cash and shares, (iv) through net share settlement or (v) through a “cashless exercise” procedure authorized by the Compensation Committee.
Stock Appreciation Rights.   A stock appreciation right generally entitles a participant to receive, upon satisfaction of certain conditions, an amount equal to the excess, if any, of the fair market value on the date of exercise of the number of shares of common stock for which the stock appreciation right is exercised over the grant price for such stock appreciation right. The grant price of a stock appreciation right generally may not be less than 100% of the fair market value of a share of common stock on the date of grant. Payments to a participant upon exercise of a stock appreciation right may be made in cash or shares of common stock or a combination of cash and shares. The Compensation Committee may grant stock appreciation rights alone or in tandem with stock options.
Restricted Stock and Performance Stock.   An award of restricted stock or performance stock generally consists of one or more shares of common stock granted or sold to a participant, subject to the terms and conditions established by the KLXE Compensation Committee. Restricted stock and performance stock may, among other things, be subject to restrictions on transferability, vesting requirements, performance targets, as applicable, or other specified circumstances under which it may be cancelled.
Restricted Stock Units (“RSUs”) and Performance Stock Units.   An RSU or performance unit generally represents the right of a participant to receive one or more shares of common stock, subject to the terms, conditions, restrictions and performance targets, as applicable, established by the Compensation Committee. RSUs and performance units are paid in shares of common stock, cash or a combination of cash and shares with an aggregate value equal to the fair market value of the shares of common stock at the time of payment.
Other Equity Awards.   The Compensation Committee has the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that it determines to be consistent with the purposes of the Amended LTIP and our interests. These awards may provide for cash payments based in whole or in part on the value (or future value) of shares of common stock, for the acquisition (or future acquisitions) of shares of common stock or for any combination thereof.
Performance-Based Awards.   The Compensation Committee may grant a performance award to a participant payable upon the attainment of specific performance goals. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of common stock, based on the then current fair market value of such shares, as determined by the Compensation Committee The performance goals may be comprised of specified levels of any criteria established by the Compensation Committee. The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, operating division or business unit. Performance goals may be measured on an absolute or cumulative basis or on the basis of a percentage of improvement over time. Further, performance goals may be measured in terms of company performance (or performance of the applicable subsidiary, operating division or business unit) or measured relative to selected peer companies or a market index.
Dividends.   The Compensation Committee may provide participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding award. The payments can either be paid currently or deemed to have been reinvested in shares, and can be made in shares, cash or a combination thereof, as the Compensation Committee shall determine; provided, however, that the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Notwithstanding the foregoing, (i) no dividends or dividend equivalents shall be paid with respect to options or stock appreciation rights and (ii) such payments with respect to an award that are based on dividends paid prior to the vesting of such award shall only be paid out to a participant to the extent that the vesting conditions are subsequently satisfied and the award vests.
Change in Control.   Except as otherwise specified in an award document (or in a participant’s employment agreement) and subject to applicable laws, rules and regulations (including Section 409A of the Code), in the event of a change in control, (i) the awards then outstanding may be assumed, or new rights substituted for the awards, by the surviving corporation in the change in control; and (ii) in the event the surviving corporation in a change in control does not assume or substitute for an award (or any portion thereof), the vesting or settlement of the award will be accelerated as of the change in control (with the treatment of performance targets as specified in the award document), and the Board or the Compensation Committee may permit or require participants to surrender outstanding stock options or stock appreciation rights in exchange for a cash payment equal to the difference, if any, between the highest price for a share in the change in control and the exercise or grant price of the stock option or stock appreciation right. For these purposes, an award will be considered assumed if, following the change in control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) received in the change in control by holders of shares for each share held on the effective date of the change in control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change in control was not solely common stock of the successor corporation or its parent, the Board or the Compensation Committee may provide for the consideration to be received upon the exercise of the award, for each Share subject to an award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of shares in the change in control.
Substitute Awards.   We may assume or substitute awards for outstanding employee equity awards of a company that we acquire or with which we combine. Shares underlying substitute awards are not counted against the number of shares remaining available for issuance under the Amended LTIP.
Deferrals.   Subject to applicable laws, the Compensation Committee may, in its sole discretion, permit participants to defer payment or settlement of an award to a date selected by the participant.
Repricing of Options and Stock Appreciation Rights.   The Amended LTIP prohibits the direct or indirect repricing of options and stock appreciation rights without stockholder approval.
Adjustment; Changes in Capitalization.   In the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, liquidation, merger or other similar corporate event affecting common stock, the aggregate number of shares of common stock available for issuance under the Amended LTIP, the various limits and the number of shares subject to, and the exercise or grant price of, outstanding awards will be proportionately adjusted by the Compensation Committee in the manner deemed necessary by the Compensation Committee in order to preserve the benefits or potential benefits intended to be made available to participants.
Transferability.   Awards granted under the Amended LTIP are not transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order; however, the Compensation Committee may, subject to the terms it specifies in its discretion, permit the transfer of an award (i) to the award-holder’s family members, (ii) to one or more trusts established in whole or in part for the benefit of such family members, (iii) to one or more entities that are owned in whole or in part by such family members or (iv) to any other individual or entity permitted by law.
Amendment and Termination.   Subject to applicable laws, our Board may amend the Amended LTIP in any manner that does not require stockholder approval or materially and adversely affect the rights of participants under the Amended LTIP. Our Board has broad authority to amend the Amended LTIP or an award made thereunder without the consent of a participant to the extent that it deems necessary or desirable to comply with, or take into account (i) changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (ii) unusual or infrequently occurring events or market conditions, (iii) significant acquisitions or dispositions of assets or other property by us or (iv) adverse or unintended tax consequences under Section 409A of the Code.
Term of the Amended LTIP.   The Amended LTIP will expire on December 2, 2030 unless earlier terminated by our Board.
Certain Federal Income Tax Consequences
The following discussion of certain of the U.S. federal income tax consequences of awards under the Amended LTIP is based on current U.S. federal tax laws and regulations and does not purport to be a complete discussion. This description may differ from the actual tax consequences incurred by any individual recipient of an award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements or court decisions. Any such change may affect the federal income tax consequences described below. The following summary of the federal income tax consequences in respect of the Amended LTIP is for general information only. Interested parties should consult their own tax advisors as to specific tax consequences, including the application and effect of foreign, state and local laws.
Non-Qualified Stock Options.   The grant of a non-qualified stock option does not result in taxable income to the optionee or a deduction for the Company at the time it is granted. Instead, an optionee exercising a non-qualified stock option will generally realize taxable compensation at that time in the amount of the difference between the non-qualified stock option exercise price and the then fair market value of the option shares, and income tax withholding requirements apply upon exercise (for optionees who are employees). Generally, we will be allowed a deduction for federal income tax purposes in an amount equal to the taxable compensation realized by the optionee in the year of exercise. The optionee’s tax basis in the option shares is equal to the non-qualified stock option exercise price paid for the shares plus the amount includable in income upon exercise. At sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.
Incentive Stock Options.   An optionee is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition of the underlying shares generally depend upon whether the optionee was our employee or an employee of any of our subsidiaries at all times from the date of grant until three months preceding exercise (one year in the case of the optionee’s disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the incentive. If the optionee satisfies both the employment rule and the holding rule for income tax purposes, the optionee will not recognize income upon exercise of the incentive stock option and we will not be allowed an income tax deduction at any time. The difference between the incentive stock option exercise price and the amount realized upon disposition of the shares by the optionee will constitute either a long-term capital gain or a long-term capital loss. If the optionee meets the employment rule, but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes the excess of the fair market value of the shares at the date of exercise over the incentive stock option exercise price as ordinary income in the year of the disqualifying disposition. Upon disposition of the shares, any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the shares were held after the stock option was exercised). If the sales price on disposition of the shares is less than the fair market value on the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the incentive stock option exercise price. In both situations, the tax deduction we are allowed will be limited to the ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, we are not required to withhold any federal income tax in the event of a disqualifying disposition. Different consequences may apply for an optionee subject to alternative minimum tax.
Restricted Stock and Performance Stock.   Upon the grant of restricted stock, a participant will not recognize taxable income and we will not be allowed a tax deduction. Rather, on the date when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares on that date (less the price paid, if any, for such shares). Alternatively, a participant may file with the Internal Revenue Service a “section 83(b) election” no later than 30 days after the date of grant of restricted stock, as a result of which the participant will recognize taxable ordinary income at the time of the grant, generally in an amount equal to the fair market value of the shares on the date of grant, less any amount paid for the grant. The amount recognized by the participant is subject to income tax withholding requirements (for participants who are employees). At the time the participant recognizes income with respect to the restricted stock, we are generally entitled to a deduction in an equal amount. Upon the sale of any shares that are delivered to the participant pursuant to an award, the participant will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the shares were vested pursuant to the award.
RSUs, Performance Stock Units and Other Equity Awards.   A participant who receives a RSU, performance stock unit or other equity award which includes a performance and/or vesting requirement or other restriction that must be satisfied prior to payment will not recognize any income for federal income tax purposes at the time of the grant of such award and we are not entitled to a deduction at that time. When any part of a RSU, performance stock unit or other equity award is paid (in the case of cash) or delivered (in the case of shares) to the participant, the participant will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered. Income tax withholding requirements (for participants who are employees) generally apply to amounts that are recognized as ordinary income and we generally will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of any shares that are delivered to the participant pursuant to an award, the participant will realize either long-term or short-term capital gain (or loss), depending on how long the shares were held, equal to the difference between the amount realized and the fair market value of the shares on the date the shares were vested or delivered to the participant pursuant to the award.
Impact of Section 409A.   Section 409A of the Code generally applies to deferred compensation. Generally speaking, “deferred compensation” is compensation earned currently, the payment of which is deferred to a later taxable year, and an amount is “vested” on the date that the participant’s right to receive the amount is no longer conditioned on the participant’s performance of services or upon the occurrence of an event (such as a change in control) or the achievement of performance goals that are substantially related to the purpose of the compensation. Stock options, restricted stock awards, performance stock awards, RSUs, performance stock units, and other equity awards available under the Amended LTIP are designed either to be exempt from the requirements of Section 409A of the Code or to satisfy its requirements. Awards subject to Section 409A of the Code that fail to satisfy its requirements will subject the award holder to immediate taxation, an interest penalty, and an additional 20% tax on the amount underlying the award.
Limitations on Section 162(m) Deduction.   Section 162(m) of the Code imposes a limit on the amount a company may deduct for U.S. tax purposes for compensation paid to executive officers covered by Section 162(m) of the Code. A company’s principal executive officer and principal financial officer serving at any time during the taxable year, its three other most highly compensated executive officers employed at the end of the taxable year and any employee who was covered under Section 162(m) for any earlier tax year that began after December 31, 2016 will be covered by Section 162(m) of the Code. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the control of the Compensation Committee can affect deductibility of compensation and there can be no assurance that compensation paid to our executive officers who are covered by Section 162(m) of the Code will be fully deductible in light of the deductibility limitations of Section 162(m) of the Code. The Compensation Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible when the Compensation Committee believes that such payments are appropriate and in our best interests, taking into consideration changing business conditions, the need to provide competitive compensation and retain the services of our executive officers, and the performance of our executive officers. The Compensation Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of us and our stockholders.
Required Vote of Stockholders
Our Board unanimously recommends that stockholders vote “FOR” the LTIP Amendment and Restatement Proposal.
The vote on the LTIP Amendment and Restatement Proposal is a vote separate and apart from the vote on the Adjournment Proposal. Accordingly, you may vote to approve the Adjournment Proposal and vote not to approve the LTIP Amendment and Restatement Proposal, and vice versa.
Assuming a quorum is present at the special meeting, approval of the LTIP Amendment and Restatement Proposal requires the affirmative vote of a majority in voting power of the shares present at the special meeting and entitled to vote on the LTIP Amendment and Restatement Proposal. A stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the LTIP Amendment and Restatement Proposal. Broker non-votes will have no effect on the outcome of the LTIP Amendment and Restatement Proposal.

THE KLXE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE LTIP AMENDMENT AND RESTATEMENT PROPOSAL

PROPOSAL 2 — ADJOURNMENT PROPOSAL
The special meeting may be adjourned to another time and place if necessary, to permit solicitation of additional proxies if there are not sufficient votes to approve the LTIP Amendment and Restatement Proposal, or to ensure that any supplement or amendment to this proxy statement is timely provided to our stockholders.
We are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of any adjournment to the special meeting to solicit additional proxies if there are not sufficient votes to approve the LTIP Amendment and Restatement Proposal, or to ensure that any supplement or amendment to this proxy statement is timely provided to our stockholders.
Required Vote of Stockholders
Our Board unanimously recommends that our stockholders vote “FOR” the proposal to adjourn the special meeting, if necessary.
Assuming a quorum is present at the special meeting, approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of the shares present at the special meeting and entitled to vote on the Adjournment Proposal. A stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will have no effect on the outcome of the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL

EXECUTIVE COMPENSATION
In accordance with applicable SEC rules, we have included historical executive compensation information for our fiscal year 2019 named executive officers and directors in Annex B. In connection with the Merger and pursuant to the terms of the merger agreement, each of Thomas P. McCaffrey and Heather Floyd submitted letters of resignation and ceased to be officers of the Company effective as of the effective time of the merger. Amin J. Khoury, retired as the Chief Executive Officer and President of the Company as of May 1, 2020. On April 11, 2020, Gary J. Roberts resigned as an officer of the Company. It is anticipated that our fiscal year 2020 named executive officers will significantly differ due to the consummation of the Merger with QES in July 2020. Therefore, in addition to the historical executive compensation information for our fiscal year 2019 named executive officers provided in Annex B, we have included information below regarding compensation arrangements entered into by current KLXE executive officers that served for QES prior to the consummation of the Merger, each of whom may potentially qualify as one of our fiscal year 2020 named executive officers.
New KLXE Compensation Arrangements
Each of QES’s executive officers entered into employment agreements with KLXE on May 3, 2020, effective as of the consummation of the Merger, on substantially similar terms as their existing employment agreements with QES. Each employment agreement generally provides for a three-year term beginning at the consummation of the Merger, with automatic renewals for successive one-year periods thereafter. Each employment agreement generally outlines the executive officer’s duties and positions and provides for (i) an annualized base salary,(ii) a target annual bonus equal to 100% of base salary for Mr. Baker, 75% for Mr. Lehner and 75% for Mr. Bouthillette, (iii) eligibility to participate in any equity compensation arrangements or plans offered to senior executives, (iv) an automobile allowance of $1,200 per month, and (v) entitlement to benefits made generally available by KLXE to other senior executives. Under the new employment agreements, Mr. Baker is the President and Chief Executive Officer of KLXE, Mr. Lehner is the Executive Vice President and Chief Financial Officer of KLXE, and Mr. Bouthillette is the Executive Vice President, General Counsel and Chief Compliance Officer of KLXE.
Each employment agreement provides for the following benefits upon a termination of the executive officer’s employment by KLXE without cause, resignation by the executive officer for good reason, or due to disability: (i) the pro-rata value through the date of termination of the executive’s target bonus for the year in which the termination occurs, (ii) a lump sum payment equal to (A) for Mr. Baker, two times Mr. Baker’s base salary or (B) for Messrs. Lehner and Bouthillette, one and one-half times the executive officer’s base salary, (iii) an amount equal to (A) for Mr. Baker, two times Mr. Baker’s target bonus for the year in which the termination occurs or (B) for Messrs. Lehner and Bouthillette, one and one-half times the executive officer’s target bonus for the year in which the termination occurs, and (iv) for a period of 18 months following such termination, reimbursement of premiums paid by the executive pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 to continue coverage in KLXE’s health, dental and vision insurance plans in which the executive and/or his dependents participated immediately prior to the termination (the “COBRA Premium”).
Under each employment agreement, if the executive officer’s employment is terminated for good reason or without cause within 12 months of a change in control, which includes the consummation of the Merger, then in lieu of the severance benefits described in the preceding paragraph, the executive officer will be entitled to receive: (i) the pro-rata value through the date of termination of the executive’s target bonus for the year in which the termination occurs, (ii) a lump sum payment equal to (A) for Mr. Baker, two and one-half times Mr. Baker’s base salary or (B) for Messrs. Lehner and Bouthillette, two times the executive officer’s base salary, (iii) an amount equal to (A) for Mr. Baker, two and one-half times Mr. Baker’s target bonus for the year in which the termination occurs or (B) for Messrs. Lehner and Bouthillette, two times the executive officer’s target bonus for the year in which the termination occurs, and (iv) for a period of 18 months following such termination, reimbursement of the COBRA Premium.
The employment agreements also contain certain restrictive covenants, including provisions that generally prohibit an executive officer from competing with KLXE and its affiliates or soliciting clients, executives, officers, directors or other employees of KLXE and its affiliates. These restrictions generally apply during the term of the executive officer’s employment and for a period of one year following the termination of such employment.
The employment agreements do not provide a tax gross-up provision for federal excise taxes that may be imposed under Section 4999 of the Code. Instead, if the payments and benefits provided to an executive officer constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, then the payments and benefits will be either (i) delivered in full or (ii) delivered to such lesser extent as would result in no portion of such amounts being subject to such excise tax, whichever alternative produces the best net after tax position for the executive officer.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended January 31, 2020 John T. Collins, Richard G. Hamermesh and Stephen M. Ward, Jr. served on the KLXE Compensation Committee, with Mr. Collins serving as Chairman. No person who is or has been an officer or other employee of KLXE has served as a member of KLXE’s Compensation Committee. During the fiscal year ended January 31, 2020, no executive officer of KLXE served as a member of the compensation committee of the board (or as a director) of any company where an executive officer of such company is a member of the KLXE Compensation Committee or a director of KLXE. No member of the KLXE Compensation Committee was a party to any transaction required to be disclosed as a related-person transaction.

SHARE OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management
To our knowledge, the following table and accompanying footnotes show information as of December 28, 2020 (except as noted in the footnotes below) regarding the beneficial ownership of KLXE common stock by:
•
each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•
each member of the Board;

•
each of our executive officers;

•
each of our named executive officers; and

•
the members of the Board and our executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that he, she or it beneficially owns.
Included in the tables below are shares over which the person could have acquired voting power or investment power within 60 days after December 28, 2020. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held. Applicable percentage ownership and voting power is based on 8,510,118 shares of KLXE common stock outstanding as of December 28, 2020.
Unless otherwise noted below, each of the below has sole voting and investment power over the shares of common stock reflected in the table and their address is c/o KLX Energy Services Holdings, Inc., 1415 Louisiana Street, Suite 2900, Houston, TX 77002.
Name of Beneficial Owner	Shares Beneficially owned	Percentage of common stock outstanding(1)
5% Stockholders:
Archer Holdco LLC and its affiliates(2)	919,998	10.8%
Geveran Investments Limited and its affiliates(3)	639,800	7.5%
Quintana Capital Group and its affiliates(4)	939,810	11.0%
Directors and Executive Officers:
Christopher J. Baker	73,269	*
Keefer M. Lehner	54,697	*
Max L. Bouthillette	38,066	*
John T. Collins	2,699	*
Dalton Boutté, Jr.	7,109	*
Gunnar Eliassen	7,613	*
Richard G. Hamermesh	7,154	*
Thomas P. McCaffrey	175,099	2.1%
Corbin J. Robertson, Jr.	939,810	11.0%
Dag Skindlo	8,117	*
Stephen M. Ward, Jr.	5,650	*
John T. Whates, Esq.	5,718	*
Executive Officers and Directors as Group (12 persons)	1,325,001	15.6%
Amin J. Khoury(5)	213,730	2.5%

Name of Beneficial Owner	Shares Beneficially owned	Percentage of common stock outstanding(1)
Heather M. Floyd(6)	15,057	*
Gary J. Roberts(7)	127,872	1.5%

*
Represents less than 1%.

(1)
Applicable percentage ownership is based on 8,510,118 shares of common stock outstanding as of December 28, 2020.

(2)
Based on a Schedule 13D jointly filed with the SEC on August 5, 2020 by Archer Limited, Archer Assets UK Limited, Archer Well Company Inc. and Archer Holdco LLC. Pursuant to the Archer 13D, Archer Holdco LLC is the record owner of these shares. Archer Holdco LLC is wholly-owned by Archer Well Company Inc., which is wholly-owned by Archer Assets UK Limited, which is wholly-owned by Archer Limited. The board of directors of Archer Limited has voting and dispositive power over these shares and therefore may also be deemed to be the beneficial owner of these shares. The board of directors of Archer Limited consists of Dag Skindlo, Espen Joranger, Adam Todd, Kjell-Erik Østdahl, James O’Shaughnessy, Giovanni Dell’Orto, Kristian Melhuus and Peter J. Sharpe, none of whom individually have voting and dispositive power over these shares. Each such person expressly disclaims beneficial ownership over these shares, except to the extent of any pecuniary interest therein. The mailing address for Archer Holdco LLC is 5510 Clara Rd., Houston, Texas 77041.

(3)
Based on a Schedule 13D jointly filed with the SEC on August 5, 2020 by Geveran Investments Limited, Famatown Finance Limited, Greenwich Holdings Limited, C.K. Limited and John Fredriksen. Pursuant to the Geveran 13D, Geveran Investments Limited is the record holder of 446,000 of these shares and its affiliate, Famatown Finance Limited, is the record holder of 193,800 of these shares. Geveran Investments Limited and Famatown Finance Limited are wholly-owned subsidiaries of Greenwich Holdings Limited. C.K. Limited is the trustee of various trusts established by John Fredriksen for the benefit of his immediate family, which trusts are the sole shareholders of Greenwich Holdings Limited and the indirect owners of Geveran Investments Limited and Famatown Finance Limited. Mr. Fredriksen may be deemed to beneficially own these 639,800 shares through his indirect influence over Geveran Investments Limited, Famatown Finance Limited, and Greenwich Holdings Limited. Mr. Fredriksen disclaims beneficial ownership of these 639,800 shares except to the extent of his voting and dispositive interests in such shares. Mr. Fredriksen has no pecuniary interest in these 639,800 shares. The mailing address for Geveran Investments Limited is Deana Beach Apartments Block 1, 4th Floor, Promachou Eleftherias Street Ayos Athanasios, Limassol 4103, Cyprus.

(4)
Based on a Schedule 13D jointly filed with the SEC on August 6, 2020 by Quintana Capital Group, L.P., Quintana Capital Group GP Ltd., Quintana Energy Partners, L.P., Quintana Energy Partners - QES Holdings, L.L.C., Quintana Energy Fund - FI, LP, Quintana Energy Fund — TE, LP, QEP Management Co., LP, QEP Management Co. GP, LLC, Robertson QES Investment LLC and Corbin J. Robertson, Jr. Pursuant to the Quintana 13D, includes 517,979 shares of common stock for which Quintana Energy Partners - QES Holdings, L.L.C. is the record owner, 77,037 shares of common stock for which Quintana Energy Fund - TE, LP is the record owner, 30,911 shares of common stock for which Quintana Energy Fund - FI, LP is the record owner, 279,657 shares of common stock for which Robertson QES Investment LLC is the record owner and 24,536 shares of common stock which Corbin J. Robertson, Jr. directly owns. Quintana Energy Partners, L.P. controls Quintana Energy Partners - QES Holdings L.L.C. The general partner of each of Quintana Energy Partners, L.P., Quintana Energy Fund - FI, LP and Quintana Energy Fund - TE, LP is Quintana Capital Group, L.P. Quintana Capital Group GP Ltd. is the general partner of Quintana Capital Group, L.P. and may be deemed to have beneficial ownership of the shares directly held by Quintana Energy Partners - QES Holdings, L.L.C., Quintana Energy Fund - TE, LP and Quintana Energy Fund - FI, LP. The board of directors of Quintana Capital Group GP Ltd. consists of Eva Clark, Paul Cornell, Donald L. Evans, Gbolade Odeneye, Corbin J. Robertson, Jr., Corbin J. Robertson III and William K. Robertson. Except for Corbin J. Robertson, Jr., who has the sole power to vote or direct the vote of 24,536 shares, none of the board of directors of Quintana Capital Group GP Ltd. have individual voting and dispositive power over these shares. Each of Corbin J. Robertson III and William K. Robertson are the children of

Corbin J. Robertson. Each such person expressly disclaims beneficial ownership over these shares, except to the extent of any pecuniary interest therein. Corbin J. Robertson, Jr., as a member of the board of directors of Quintana Capital Group GP Ltd., may be deemed to beneficially own these shares due to his additional rights regarding the management of Quintana Capital Group GP Ltd. QEP Management Co., LP is the record owner of 9,690 of these shares. QEP Management Co. GP, LLC, the general partner of QEP Management Co., LP, may also be deemed to be the beneficial owner of these shares. The board of managers of QEP Management Co. GP LLC consists of Eva Clark, Paul Cornell, Donald L. Evans, Gbolade Odeneye, Larry Townsend, Corbin J. Robertson, Jr., Corbin J. Robertson III and William K. Robertson. Except for Mr. Robertson who has the sole power to vote or direct the vote of 24,536 shares, none of the board of directors of QEP Management Co. GP LLC have individual voting and dispositive power over these shares. Each of Corbin J. Robertson III and William K. Robertson are the children of Corbin J. Robertson, Jr. Each such person expressly disclaims beneficial ownership over these shares, except to the extent of any pecuniary interest therein. Corbin J. Robertson, Jr., as a member of the board of managers of QEP Management Co. GP, LLC, may be deemed to beneficially own these shares due to his additional rights regarding the management of QEP Management Co. GP, LLC. The mailing address of Quintana Capital Group, L.P. and its affiliates is 1415 Louisiana Street, Suite 2400, Houston Texas 77002.
(5)
Information is based on a Form 4 filed on June 12, 2020.

(6)
Information is based on a Form 4 filed on December 11, 2019.

(7)
Information is based on a Form 4 filed on March 11, 2020.

STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2021 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of KLXE at its executive offices no later than March 2, 2021 to be considered for inclusion in KLXE’s proxy materials for that meeting. That date is 120 calendar days before the one-year anniversary of the June 29, 2020 release date for the joint proxy statement/prospectus related to KLXE’s 2020 annual meeting of stockholders. For notice of a stockholder proposal to be considered timely, but not included in the proxy materials for the Annual Meeting of Stockholders in 2021 or 2022, a stockholder’s proposal must be delivered to, or mailed and received by, the Secretary of KLXE in accordance with Section 2.09 of KLXE’s Second Amended and Restated Bylaws.

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, commonly called “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.
Requests for additional copies of this proxy statement should be directed to KLX Energy Services Holdings, Inc., 1415 Louisiana Street, Suite 2900, Houston, TX 77002, Attn: Corporate Secretary, Telephone: (832) 518-4094.

OTHER MATTERS
As of the date of filing this proxy statement, the Board is not aware of any other business or matter to be presented or voted upon at the special meeting. If any other matter is properly presented at the special meeting, the proxies solicited by the Board will provide the proxy holders named in the proxy with the authority to vote on those matters in accordance with such person’s discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holders in accordance with the specification.

ANNEX A —  KLX ENERGY SERVICES HOLDINGS, INC. LONG-TERM INCENTIVE PLAN (AMENDED AND RESTATED AS OF DECEMBER 2, 2020)
1.
Purposes of the Plan

The purposes of the Plan are to (a) promote the long-term success of the Company and its Subsidiaries and to increase stockholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company by offering them an opportunity to obtain a proprietary interest in the Company through the grant of equity-based awards and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries.
2.
Definitions and Rules of Construction

(a)   Definitions.   For purposes of the Plan, the following capitalized words shall have the meanings set forth below:
“Award” means an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Unit or Other Award granted by the Committee pursuant to the terms of the Plan.
“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee that sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.
“Board” means the Board of Directors of the Company, as constituted from time to time.
“Change in Control” has the meaning assigned to it for purposes of the employment agreement or consulting agreement, as the case may be, applicable to the Participant. If there is no employment or consulting agreement or if the employment agreement or consulting agreement contains no such term, “Change in Control” means:
(i)   The consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to the reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to the reorganization, merger, consolidation or other transaction;
(ii)   The consummation of a liquidation or dissolution of the Company;
(iii)   The sale of all or substantially all of the assets of the Company;
(iv)   Individuals who, as of the Effective Date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or
(v)   The acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of more than 50% of either the then outstanding Shares of the Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (A) the Company or any of its Subsidiaries or joint ventures, partnerships or business organizations in which the Company or its Subsidiaries have an equity interest, (B) any person, entity or “group” that as of the Effective Date owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or a Controlling Interest or (C) any employee benefit plan of the Company or any of its Subsidiaries or joint ventures, partnerships or business organizations in which the Company or its Subsidiaries have an equity interest.
(vi)   Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code, the payment or settlement of which will accelerate upon a Change in Control, no event set forth in an agreement applicable to a Participant or clauses (i), (ii) or (iii) will constitute a Change in Control for purposes of the Plan and any Award Document unless the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended, and the applicable guidance, rulings and regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall serve at the pleasure of the Board and shall meet the requirements of Section 16(b) of the Exchange Act; provided, however, that if any Committee member is found not to have the qualification requirements of Section 16(b), any actions taken or Awards granted shall not be invalidated by this failure to so qualify; and provided, further, that the Board may perform any duties delegated to the Committee and in these instances, any reference to the Board shall be deemed a reference to the Committee.
“Common Stock” means the common stock of the Company, par value $0.01 per Share, or such other class of Share or other securities as may be adjusted under Section 13(b) of the Plan.
“Company” means KLX Energy Services Holdings, Inc., a Delaware corporation, or any successor to all or substantially all of its business that adopts the Plan.
“Disability” has the meaning assigned to it for purposes of the employment agreement or consulting agreement, as the case may be, applicable to the Participant. If there is no employment or consulting agreement or such agreement contains no such term, “Disability” has the meaning set forth in the long-term disability plan applicable to the Participant. Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code, the payment or settlement of which will accelerate upon a disability, “Disability” will have the meaning ascribed thereto under Section 409A of the Code.
“Effective Date” has the meaning set forth in Section 15 of the Plan.
“Eligible Individuals” means the individuals described in Section 4(a) of the Plan who are eligible for Awards under the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fair Market Value” means, with respect to a share of Common Stock, the fair market value of the Share as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a Share of Common Stock shall equal the closing selling price of a Share of Common Stock on the trading day immediately preceding the date on which the valuation is made as reported on the composite tape for securities listed on the Nasdaq Global Select Market (“Nasdaq”), or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on such automated system on the valuation date, the average of the highest and lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.
“Non-Employee Director” means a director or a member of the Board of the Company or any affiliate who is not an active employee of the Company or any affiliate.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.
“Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7 of the Plan.
“Other Award” means any form of Award other than an Option, Restricted Stock, Restricted Stock Unit, Performance Stock, Performance Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan.
“Participant” means an Eligible Individual who has been granted an Award under the Plan.
“Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which Performance Targets are measured.
“Performance Stock” means a Target Number of Shares granted pursuant to Section 10(a) of the Plan.
“Performance Target” means the performance measures established by the Committee and set forth in the applicable Award Document.
“Performance Unit” means a right to receive a Target Number of Shares or cash in the future granted pursuant to Section 10(b) of the Plan.
“Plan” means the KLX Energy Services Holdings, Inc. Long-Term Incentive Plan (amended and restated as of December 2, 2020), as may be amended or restated from time to time.
“Plan Limit” means the maximum aggregate number of Shares that may be issued for all purposes under the Plan as set forth in Section 5(a) of the Plan.
“Restricted Stock” means Shares granted or sold to a Participant pursuant to Section 8(b) of the Plan.
“Restricted Stock Unit” means a right to receive a Share (or cash, if applicable) in the future granted pursuant to Section 8(a) of the Plan.
“Shares” means shares of Common Stock.
“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Shares granted pursuant to Section 9 of the Plan.
“Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of the corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.
“Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company or with which the Company combines or separates pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.
“Target Number” means the target number of Shares or cash value established by the Committee and set forth in the applicable Award Document.

(b)   Rules of Construction.   The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.
3.
Administration

(a)   Committee.   The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:
(i)   select the Participants from the Eligible Individuals;
(ii)   grant Awards in accordance with the Plan;
(iii)   determine the number of Shares subject to each Award or the cash amount payable in connection with an Award;
(iv)   determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, forfeiture, payment, settlement, exercisability, Performance Periods, Performance Targets, and the effect, if any, of a Participant’s termination of employment with the Company or any of its Subsidiaries;
(v)   subject to Section 16, amend the terms and conditions of an Award after grant;
(vi)   specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;
(vii)   construe and interpret any Award Document delivered under the Plan;
(viii)   make factual determinations in connection with the administration or interpretation of the Plan;
(ix)   adopt, prescribe, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;
(x)   employ legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and rely upon any advice, opinion or computation received therefrom;
(xi)   vary the terms of Awards to take account of tax and securities laws and other regulatory requirements or to procure favorable tax treatment for Participants;
(xii)   correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan; and
(xiii)   make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.
(b)   Plan Construction and Interpretation.   The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.
(c)   Determinations of Committee Final and Binding.   All determinations by the Committee or its delegate in carrying out and administering the Plan and in construing and interpreting the Plan shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all interested persons.
(d)   Non-Uniform Determinations.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Eligible Individuals who receive, or are eligible to receive, Awards (whether or not such Eligible Individuals are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into nonuniform and selective Award Documents, as to the Eligible Individuals to receive Awards under the Plan and the terms and provisions of Awards under the Plan.
(e)   Delegation of Authority.   To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons it deems necessary, appropriate or advisable under conditions or limitations as it may set at the time of the delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act or (B) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 16 of the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e).
(f)   Liability of Committee.   Subject to applicable laws, rules and regulations (i) no member of the Board or Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan, and (ii) the members of the Board or the Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Company’s Certificate of Incorporation and Bylaws as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.
(g)   Action by the Board.   Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.
4.
Eligibility

(a)   Eligible Individuals.   Awards may be granted to officers, employees, directors, consultants, advisors and independent contractors of the Company or any of its Subsidiaries or joint ventures, partnerships or business organizations in which the Company or its Subsidiaries have an equity interest. Only employees of the Company or a Parent or Subsidiary may be granted Incentive Stock Options. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant. Under the Plan, references to “employment” or “employed” include the engagement of Participants who are consultants, advisors and independent contractors of the Company or its Subsidiaries.
(b)   Grants to Participants.   The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of the Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.
5.
Shares Subject to the Plan

(a)   Plan Limit.   Subject to adjustment in accordance with Section 13 of the Plan, the maximum aggregate number of Shares that may be issued in respect of new Awards granted under the Plan, as of the Effective Date, shall be 632,051. Shares to be issued under the Plan may be authorized and unissued Shares, issued Shares that have been reacquired by the Company (in the open-market or in private transactions) and that are being held in treasury, or a combination thereof. All of the Shares subject to the Plan Limit may be issued pursuant to Incentive Stock Options, except that in calculating the number of Shares that remain available for Awards of Incentive Stock Options, the rules set forth in Section 5(b) shall not apply to the extent not permitted under Section 422 of the Code.
(b)   Rules Applicable to Determining Shares Available for Issuance.   The number of Shares remaining available for issuance shall be reduced by the number of Shares subject to outstanding Awards or, for Awards that are not denominated by Shares but are settleable or payable in Shares, by the number of Shares actually delivered upon settlement or payment of the Award. For purposes of determining the number of Shares that remain available for issuance under the Plan, (i) the number of Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the Shares covered by a stock-settled Stock Appreciation Right to the extent exercised (not limited to the Shares actually issued to Participants, but also including Shares withheld by the Company for taxes in connection with such exercise), will not be added back to the Plan Limit. In addition, for purposes of determining the number of Shares that remain available for issuance under the Plan, the number of Shares corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through issuance of consideration other than Shares (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right. The payment of dividend equivalents or dividends in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Shares underlying Substitute Awards shall not be counted against the Shares available for issuance under the Plan.
(c)   Award Vesting Limitations.    Notwithstanding any other provision of the Plan to the contrary, but subject to Section 6(e) of the Plan, Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, and no Award Document shall reduce or eliminate such minimum vesting requirement; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the Shares available pursuant to Section 5(a) as of the Effective Date may be granted to any one or more Eligible Individuals without respect to such minimum vesting provisions. For purposes of grants of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of stockholders of the Company to the next annual meeting of stockholders of the Company. Nothing in this Section 5.1(c) shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s termination of service in accordance with the terms of the Plan.
(d)   Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Company’s Non-Employee Director Equity Compensation Policy, the maximum aggregate grant date fair value of Awards granted to a Non-Employee Director for compensation for services as a Non-Employee Director during any calendar year shall be $200,000.
6.
Awards in General

(a)   Types of Awards.   Awards under the Plan may consist of Options, Restricted Stock Units, Restricted Stock, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards. Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Awards, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.
(b)   Terms Set Forth in Award Document.   The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for the Award, which shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award, or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.
(c)   Vesting.   The Committee shall specify at the time of grant the vesting provisions of an Award.
(d)   Termination of Employment.   The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries or affiliates. Subject to Section 409A of the Code and other applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to (i) accelerate the vesting, exercisability or settlement of, (ii) accelerate or eliminate the restrictions and conditions applicable to, or (iii) extend the post-termination exercise period of an outstanding Award. The provisions described in this Section 6(d) may be specified in the applicable Award Document or determined at a subsequent time.
(e)   Change in Control.   Except as otherwise specified in an Award Document (or in a Participant’s employment agreement) and subject to applicable laws, rules and regulations (including Section 409A of the Code), in the event of a Change in Control, (i) the Awards then outstanding may be assumed, or new rights substituted for the Awards, by the surviving corporation in the Change in Control and (ii) in the event the surviving corporation in a Change in Control does not assume or substitute for an Award (or any portion thereof), the vesting or settlement of the Award will be accelerated as of the Change in Control (with the treatment of Performance Targets as specified in the Award Document) and the Board or the Committee may permit or require Participants to surrender outstanding Options or Stock Appreciation Rights in exchange for a cash payment equal to the difference, if any, between the highest price paid for a Share in the Change in Control transaction and the Exercise Price of the Options or Stock Appreciation Rights (and, for the avoidance of doubt, if such highest price is less than the Exercise Price of any Option or Stock Appreciation Right, then such Award may be terminated by the Company without payment). For the purposes of this Section 6(e), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Board or the Committee may provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Shares in the Change in Control.
(f)   Dividends and Dividend Equivalents.   The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award. The payments can either be paid currently or deemed to have been reinvested in Shares, and can be made in Shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Notwithstanding the foregoing, (i) no dividends or dividend equivalents shall be paid with respect to Options or Stock Appreciation Rights and (ii) such payments with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to a Participant to the extent that the vesting conditions of such Award are subsequently satisfied and the Award vests.
(g)   Rights of a Stockholder.   A Participant shall have no rights as a stockholder with respect to Shares covered by an Award (including voting rights) until the date the Participant or his nominee becomes the holder of record of such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13(b) of the Plan.
(h)   Performance Targets.
(i)   The Committee may grant an Award to a Participant payable upon the attainment of specific Performance Targets. The Performance Targets that may be used by the Committee for such Awards will be based on measurable and attainable financial and operational goals for the Company, one or more of its operating divisions, Subsidiaries or business units or any combination of the above. The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, operating division, department, region, function or business unit) or measured relative to selected peer companies or a market or other index. In addition, the Committee may establish Performance Targets based on other criteria as it deems appropriate.

(ii)   At or in connection with the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Targets are achieved and the percentage of each such Award that has been earned. The Committee may, subject to Section 409A of the Code, in its sole discretion, adjust the Performance Targets to be subject to continued vesting, earlier lapse or other modification. Subject to the applicable provisions of the Award Document and the Plan, upon a Participant’s termination of employment with the Company or any of its Subsidiaries or affiliates for any reason during the Performance Period for a given Award subject to Performance Targets, the Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.
(i)   Deferrals.   In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant. The terms of any deferrals must comply with all applicable laws, rules and regulations including, without limitation, Section 409A of the Code. No deferral opportunity shall exist with respect to an Award unless explicitly permitted by the Committee on or after the time of grant.
(j)   Repricing of Options and Stock Appreciation Rights.   Notwithstanding anything in the Plan to the contrary, the terms of outstanding Awards may not be amended, without stockholder approval, to reduce the exercise price of outstanding Options or Stock Appreciation Rights, or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights. The foregoing shall not prevent adjustments pursuant to Section 13(b) of the Plan.
7.
Terms and Conditions of Options

(a)   General.   The Committee may grant Options to Eligible Individuals and shall determine whether the Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, as amended from time to time.
(b)   Exercise Price.   The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant. In no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than the one hundred percent (100%) of the Fair Market Value. Payment of the exercise price of an Option shall be made in any form approved by the Committee at the time of grant.
(c)   Term.   An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to the Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth (10th) anniversary of the date of grant of such Option.
(d)   Exercise; Payment of Exercise Price.   Options shall be exercised by delivery of a notice of exercise in a form approved by the Company. Subject to the provisions of the applicable Award Document, the exercise price of an Option may be paid (i) in cash (or cash equivalents), (ii) by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option and equal in value to the exercise price, (iii) by a combination of cash and Shares equal in value to the exercise price, (iv) through net share settlement or similar procedure involving the withholding of Shares subject to the Option with a value equal to the exercise price, or (v) by such other means as the Committee may authorize. In accordance with the rules and procedures authorized by the Committee from time to time for this purpose, the Option may also be exercised through a “cashless exercise” procedure authorized by the Committee that permits Participants to exercise Options by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the

Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations or through other procedures determined by the Company from time to time.
8.
Terms and Conditions of Restricted Stock Units and Restricted Stock

(a)   Restricted Stock Units.   The Committee is authorized to grant Restricted Stock Units to Eligible Individuals. A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document, one or more Shares. Restricted Stock Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be cancelled. Upon settlement, the Restricted Stock Units shall be paid in Shares, cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the Shares at the time of payment.
(b)   Restricted Stock.   The Committee may grant or sell Restricted Stock to Eligible Individuals. An Award of Restricted Stock shall consist of one or more Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be cancelled.
9.
Stock Appreciation Rights

(a)   General.   The Committee is authorized to grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right specified in the applicable Award Document. The grant price per Share of Shares covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant, but in no event shall the grant price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Right shall be in accordance with Section 409A of the Code and may be less than one hundred percent (100%) of the Fair Market Value. Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Shares, or in a combination of cash and Shares.
(b)   Term.   A Stock Appreciation Right shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Stock Appreciation Right, and the Committee may extend the term of a Stock Appreciation Right after the time of grant; provided, however, that the term of a Stock Appreciation Right may in no event extend beyond the tenth (10th) anniversary of the date of grant of such Stock Appreciation Right.
(c)   Methods of Exercise.   In accordance with the rules and procedures established by the Committee for this purpose, and subject to the provisions of the applicable Award Document and all applicable laws, the Committee shall determine the permissible methods of exercise for a Stock Appreciation Right.
(d)   Stock Appreciation Rights in Tandem with Options.   A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as the Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of Shares as covered by the Option (or such lesser number of Shares as the Committee may determine) and shall be exercisable only at the same time or times and to the extent the related Option shall be exercisable, and shall have the same term as the related Option. The grant price of a Stock Appreciation Right granted in tandem with an Option shall equal the per Share exercise price of the Option to which it relates. Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be cancelled automatically to the extent of the number of Shares covered by such exercise. Conversely, if the related Option is exercised as to some or all of the Shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of Shares covered by the Option exercise.
10.
Performance Stock and Performance Units

(a)   Performance Stock.   The Committee may grant Performance Stock to Eligible Individuals. An Award of Performance Stock shall consist of a Target Number of Shares granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document.
(b)   Performance Units.   The Committee may grant Performance Units to Eligible Individuals. A Performance Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document, a Target Number of Shares or cash based upon the achievement of Performance Targets over the applicable Performance Period. Performance Units shall be settled through the delivery of Shares or cash, or a combination of cash and Shares, with a value equal to the Fair Market Value of the underlying Shares as of the last day of the applicable Performance Period.
11.
Other Awards

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Other Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination thereof. Notwithstanding the foregoing, where the value of an Other Award is based on a spread value, the grant or exercise price will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of the grant.
12.
Certain Restrictions

(a)   Transfers.   No Award shall be transferable other than by last will and testament, by the laws of descent and distribution or pursuant to a domestic relations order, as the case may be; provided, however, that the Committee may, subject to terms and conditions as it shall specify, permit the transfer of an Award for no consideration (i) to a Participant’s family member, (ii) to one or more trusts established in whole or in part for the benefit of one or more of such family members, (iii) to one or more entities which are beneficially owned in whole or in part by one or more such family members or (iv) to any other individual or entity permitted under law and the rules of Nasdaq or any other exchange that lists the Shares (collectively, “Permitted Transferees”). Any Award transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant.
(b)   Award Exercisable Only by Participant.   During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a Permitted Transferee to whom the Award has been transferred in accordance with Section 12(a) above. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.
13.
Recapitalization or Reorganization

(a)   Authority of the Company and Stockholders.   The existence of the Plan, the Award Documents and the Awards granted under the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights under the Shares or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the

Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(b)   Change in Capitalization.   Notwithstanding any provision of the Plan or any Award Document, the number and kind of Shares authorized for issuance under Section 5 of the Plan shall be equitably adjusted in the manner deemed necessary by the Committee in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary cash dividend, split-up, spin-off, combination, exchange of Shares, warrants or rights offering to purchase Shares at a price substantially below Fair Market Value or other similar corporate event or distribution of stock or property of the Company affecting the Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of Shares subject to any outstanding Award and the exercise price per Share (or the grant price per Share, as the case may be), if any, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants. Such adjustments shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject. Notwithstanding the forgoing, the Committee shall not be required to make any adjustments that would cause an Award to fail to satisfy the conditions of an applicable exemption from the requirements of Section 409A of the Code or otherwise violate the applicable requirements thereof.
14.
Term of the Plan

Unless earlier terminated pursuant to Section 16 of the Plan, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
15.
Effective Date

The Plan (amended and restated as of December 2, 2020 (such date, the “Effective Date”)) will be submitted for the approval of the Company’s stockholders. Awards may be granted or awarded prior to stockholder approval, provided that, to the extent the Shares underlying such Awards are part of the Increased Reserve, such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan (amended and restated as of the Effective Date) is approved by the Company’s stockholders. If this amendment and restatement of the Plan is not approved by the Company’s stockholders within twelve months after the Effective Date, (i) this amendment and restatement of the Plan will not become effective, (ii) no Awards shall be granted from the Increased Reserve, (iii) all Awards granted with respect to the Increased Reserve shall thereupon be canceled and become null and void, and (iv) the Plan (as in effect prior to the amendment and restatement) will continue in full force and effect.
16.
Amendment and Termination

Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension (i) shall be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of Nasdaq and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder of the Award. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, or take into account changes in, interpretations of or guidance promulgated under, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (b) to take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 13(b)), (c) to take into account significant acquisitions or dispositions of assets or other property by the Company or (d) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code.

17.
Miscellaneous

(a)   Tax Withholding.   The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, the obligation to remit taxes by directing the Company to withhold Shares that would otherwise be received by the Participant or to repurchase Shares that were issued to the Participant to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not the payment is made in connection with an Award) any applicable taxes required to be withheld with respect to payments under the Plan.
(b)   No Right to Awards or Employment.   No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of the Eligible Individual at any time. No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Neither the Plan nor any Award constitutes a contractual entitlement to any bonus payment in general irrespective of whether Awards or bonus payments were made in previous years. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and the Subsidiaries, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.
(c)   Securities Law Restrictions.   An Award may not be exercised or settled and no Shares may be issued in connection with an Award unless the issuance of the Shares (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable laws, rules and regulations, including all foreign securities laws. The Committee may require each Eligible Individual purchasing or acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Shares for investment purposes and not with a view to the distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)   Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States.   To the extent that Awards under the Plan are awarded to Eligible Individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws, rules and regulations of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.
(e)   Satisfaction of Obligations.   Subject to applicable law, the Company may apply any cash, Shares, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise, including, without limitation, any tax obligations or obligations under a currency facility established in connection with the Plan.

(f)   No Limitation on Corporate Actions.   Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, whether or not it would have an adverse effect on any Awards made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any corporate action.
(g)   Unfunded Plan.   The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the issuance of Shares, cash or other form of payment in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company. The Committee may, but is not obligated to, authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares with respect to Awards hereunder.
(h)   Award Document.   In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate the conflict or inconsistency.
(i)   Successors and Assigns.   All obligations of the Company under the Plan with respect to Awards shall be binding on any successor or assign to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
(j)   Application of Funds.   The proceeds received by the Company from the sale of Shares pursuant to Awards will be used for general corporate purposes.
(k)   Headings.   The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.
(l)   Severability.   If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.
(m)   Expenses.   The costs and expenses of administering the Plan shall be borne by the Company.
(n)   Section 409A of the Code.   Notwithstanding any contrary provision in the Plan or an Award Document, if any provision of the Plan or an Award Document contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, such provision of the Plan or Award Document may be modified by the Committee without consent of the Participant in any manner the Committee deems reasonable or necessary. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code.
For purposes of Section 409A, each payment or settlement provided under this Plan shall be treated as a separate payment. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder.
Notwithstanding any contrary provision in the Plan or Award Document, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Document) upon expiration of such delay period.
(o)   Company Recoupment of Awards.   A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
(p)   Governing Law.   Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its conflict of law rules).

ANNEX B — ITEM 11 OF KLXE’S ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED JANUARY 31, 2020
ITEM 11.
EXECUTIVE COMPENSATION

Introduction
As an “emerging growth company,” we are eligible to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). These rules require certain compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. For the fiscal year ended on January 31, 2020 (“Fiscal 2019”), these three officers, listed below, are referred to as our named executive officers (“NEOs”):
•
Amin J. Khoury, Director and former Chairman, Chief Executive Officer and President until May 1, 2020 retirement

•
Heather M. Floyd, Vice President — Finance and Corporate Controller

•
Gary J, Roberts — Former Vice President and General Manager until April 11, 2020

We have also elected to present in this Amendment executive compensation disclosure for Thomas P. McCaffrey, currently our President, Chief Executive Officer and Chief Financial Officer since May 1, 2020 and a Director since April 22, 2020, and previously, Senior Vice President and Chief Financial Officer since September 2018 on a consistent basis with that of our Fiscal 2019 NEOs in order to provide a more comprehensive disclosure of our compensation practices to our stockholders, notwithstanding that Mr. McCaffrey was not a Fiscal 2019 NEO based on his Fiscal 2019 compensation, which is described below.
As an emerging growth company, we are not required to hold a “say-on-pay” vote at our annual meeting or to include Compensation Discussion & Analysis disclosure in this Amendment; however, based on input from our stockholders and proxy advisory services, and as previously announced, we are providing a number of additional disclosures with respect to the above named individuals in a manner substantially compliant with the disclosure rules for larger public companies, in order to provide a more transparent view of our compensation philosophy.
Our Approach to Executive Pay
Our compensation program is designed to incentivize our executives in a manner consistent with our stockholders’ long-term interests. In 2018, prior to the spin-off, the Compensation Committee of KLX Inc. established the compensation for Messrs. Khoury, McCaffrey and Roberts.
In order to determine an appropriate compensation structure, given the size of our Company, our strategic objectives following the consummation of the spin-off and the lack of availability of equity or debt finance for oilfield services companies, the Compensation Committee of KLX Inc. and Messrs. Khoury and McCaffrey agreed, and the Compensation Committee of KLX Inc. recommended to the Board of Directors of KLX Inc., who approved, that Messrs. Khoury and McCaffrey would forego base salaries for the first four years following the spin-off. The purpose of this structure was to directly align the executives’ interests with those of KLX Energy Services’ stockholders, to facilitate maximum availability of cash on hand to support the day-to-day operations of our business and to strengthen our ability to pursue our growth and acquisition strategy. In light of Messrs. Khoury and McCaffrey’s agreements to forego base salaries, in order to align the executives’ interests with the interests of our stockholders and also appropriately incentivize the executives, the Compensation Committee of KLX Inc. agreed and recommended, and the Board of Directors of KLX Inc. approved, providing Messrs. Khoury and McCaffrey with grants of restricted stock, scheduled to vest over a four-year period, with the first installment having vested twelve months following the consummation of the spin-off. In addition, while Mr. Roberts, our former Vice President and General Manager, received cash remuneration, approximately 72% percent of his targeted total direct compensation payable under his employment agreement was in the form of restricted stock that was scheduled to vest over a four-year period. Ms. Floyd receives cash remuneration pursuant to her employment agreement, but a significant percentage of her targeted annual direct compensation is in the form of annual restricted stock awards that vest over a three-year period. We believe this structure best achieves the balance of aligning the interests of the executives with our stockholders while also providing appropriate incentives to our executives.
The KLX Energy Services Compensation Committee (the “Committee”) consulted with its independent compensation consultant, Pearl Meyer (“PM”), in 2018, with respect to the foregoing arrangements for Messrs. Khoury, McCaffrey and Roberts, and PM concluded these arrangements were both reasonable and appropriate given the roles and experiences of our NEOs.

The restricted stock awards granted at the time of the spin-off to Messrs. Khoury and McCaffrey were made in lieu of base salaries for Messrs. Khoury and McCaffrey. The fair value of the restricted shares on the grant date, September 14, 2018, was $28.90 per share, which was the closing share price for the Company’s common stock as quoted on the Nasdaq Global Select Market. See Footnote 1 to the Summary Compensation Table on page 7 for how we valued the grant. In addition, Messrs. Khoury, McCaffrey and Roberts agreed not to participate in the Company’s annual restricted stock award program through December 2022.
As we previously announced prior to the filing of this Amendment, we entered into certain severance arrangements with Messrs. Khoury and Roberts during 2020, which included the vesting of their unvested restricted stock awards and certain cash payments, and we entered into a new employment agreement with Mr. McCaffrey effective May 1, 2020 concurrently with Mr. McCaffrey being appointed our President, Chief Executive Officer and Chief Financial Officer, which includes cash remuneration.
A Closer Look at How Our Program Works
Our executive compensation program is grounded in our guiding principles and also stresses the following best-practice governance features:
•
The Committee periodically reviews the Compensation Peer Group (“CPG”) and makes adjustments, when appropriate, to further enhance our market competitiveness and alignment with investor expectations

•
Clawback policy

•
No tax gross-ups

•
No repricing or underwater cash buyouts

•
No hedging or pledging of shares

Annual cash incentives reward both the achievement of short-term financial goals, as well as the execution of activities to advance our strategic and operational priorities, which support near-term financial performance and long-term strategic objectives. Below is a summary of the annual cash incentive plan structure, including metrics and weightings as it related to Mr. Roberts (as Messrs. Khoury and McCaffrey did not receive cash salaries and did not participate in our annual cash incentive program). While Mr. Roberts received a cash bonus for Fiscal 2018, due to the significant deterioration in industry conditions in 2019 and the resulting impact on our business, no cash bonus was awarded to Mr. Roberts for Fiscal 2019. Ms. Floyd received a cash bonus for Fiscal 2019 equal to approximately 25% of her annual base salary for 2019 due to her contributions toward achievement of the Company’s strategic objectives, contributions in overseeing strategic acquisitions made in Fiscal 2019 and integration activities related thereto, and an expansion of the scope of her responsibilities to include overseeing our Houston, Texas accounting and finance functions.
Annual Cash Incentives — Plan Structure
Weighting	Performance Objectives	Metrics
70%	Financial Metrics	Adjusted EBITDA Margin (33 1/3% weighting) Adjusted Free Cash Flow Growth Rate (33 1/3% weighting) Adjusted EBITDA Growth Rate (33 1/3% weighting)
30%	Strategic and Operational Initiatives
Examples of strategic and operational initiatives include, but are not limited to:
•
Strengthen KLXE brand identity, internally and externally

•
Maximize cost reduction programs to optimize earnings and cash flows

•
Develop and implement financial tools and training for operations management

•
Continue to generate market share gains

•
Continue to improve all aspects of the Company’s Health, Safety and Environmental measures

•
Continue to improve processes and efficiency

Had cash bonuses been considered for financial metrics, that portion of the award would have been determined by the achievement of the combined score of the three performance metrics compared with our peers on a relative basis at the end of the year. The actual amount of cash incentives to be paid will be driven by the achievement of the below target performance targets relative to our peer group as follows:
Percentile Ranking	Range of Payout*
Below 25th Percentile	0% payout
From 25th to 50th Percentile	50% to 100% payout
From 50th to 75th Percentile	100% to 200% of payout
Above 75th Percentile	200% payout (capped)

*
Performance achieved between the 25th and 50th percentiles and 50th and 75th percentiles is interpolated between the end points identified above.

The strategic and operational portion of the award is determined by the achievement of the strategic and operational objectives set at the beginning of the year as compared with our peers on an absolute basis at the end of the year. The actual amount of cash incentives to be paid is driven by the achievement of the performance targets determined by the Committee, as set forth below:
Percentile Ranking	Range of Payout*
Below 25th Percentile	0% payout
From 25th to 50th Percentile	50% to 100% payout
From 50th to 75th Percentile	100% to 150% of payout
Above 75th Percentile	150% payout (capped)

*
Performance achieved between the 25th and 50th percentiles and 50th and 75th percentiles is interpolated between the end points identified above.

Total cash incentives are equal to the sum of the financial and non-financial achievements, and are awarded to our managers, including NEOs, based on their individual performance.
Despite the strategic objectives achieved during 2019, given the rapid deterioration in industry conditions and its impact on the Company’s performance, the Committee determined not to award a cash bonus to Mr. Roberts for the achievement of strategic objectives in Fiscal 2019. Despite the significant deterioration in industry conditions, as fully described above, the Committee determined that Ms. Floyd’s efforts merited a cash bonus for Fiscal 2019 for achievement of strategic and operational initiatives.
Executive Compensation Philosophy
Introduction
The Committee believes that executive compensation opportunities must align with and enhance long-term stockholder value. This core philosophy is embedded in all aspects of our executive compensation program and has allowed us to establish an important set of guiding principles. We believe these principles create a meaningful link between compensation outcomes and a long-term sustainable growth strategy.
How We Make Compensation Decisions
Role of the Committee on Compensation and Executive Development
The Committee, which consists of three independent directors, is responsible for overseeing the development and administration of our executive compensation program. The Committee reviews and approves all aspects of our executive compensation program.
In this role, the Committee makes all compensation decisions relative to our CEO and approves all compensation recommendations for the other NEOs.

The Committee’s responsibilities include:
•
Reviewing and approving incentive plans and objectives

•
Assessing each NEO’s performance relative to these targets and objectives

•
Evaluating the competitiveness of each NEO’s total compensation package

•
Approving changes to a NEO’s compensation elements, including base salary, annual and long-term incentive opportunities and awards, benefits and perquisites

•
Designing executive compensation plans and programs

The NEOs assist the Committee as requested with certain of the above.
The Committee’s charter, which sets out its objectives and responsibilities, can be found on our website at www.KLXEnergy.com.
The Committee’s Process
The Committee maintains a structured process for the evaluation of Company, CEO and NEO performance. The Committee reviews and approves the recommended strategic and financial objectives for the CEO for the upcoming year and for a longer-term period. It also evaluates the prior year performance of the CEO and NEOs. A combination of qualitative and quantitative factors provides a broad and balanced assessment of performance.
A Process for Performance Evaluation
Internal Performance	External Performance
Achievement versus strategic, financial and operational goals.	Relative financial performance using key financial metrics versus peers over varying time periods.
The Role of Management
The CEO does not play any role in the Committee’s determination of his own compensation. However, the CEO presents the Committee with recommendations for each element of compensation, including the level of base salary and annual and long-term incentive awards for the other NEOs. Our CEO bases these recommendations upon his assessment of each individual’s performance, the performance of his or her respective business unit and/or function, benchmark information and retention risk. The Committee reviews the CEO’s recommendations, makes adjustments, as appropriate, and approves compensation changes at its sole discretion.
The Role of Compensation Consultant
To gain a perspective on external pay levels, emerging practices and regulatory changes, the Committee has engaged an outside executive compensation consultant to provide compensation information and advise the Committee as it conducts its review of our executive and director compensation programs. In October 2018, the Committee selected Pearl Meyer as its consultant and tasked PM with gathering market competitive data, reviewing compensation plan design alternatives and advising the Committee on director and executive compensation trends and best practices.
The compensation consultant reports to, and is directed by, the Committee, which has sole authority to retain or terminate compensation advisers. The Committee reviewed information regarding the independence and potential conflicts of interest of PM, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on this review, the Committee concluded that the engagement of PM did not raise any conflict. Other than services provided for the Committee, PM did not provide any material amount of other services to the Company in Fiscal 2019.
Executive Compensation Practices
We strive to maintain sound compensation practices by continually monitoring the evolution of best practices. Here are some of the principal practices we follow:
•
Review of Pay versus Performance.    The Committee continually reviews the relationship of the CEO’s compensation relative to the Company’s performance.

•
Stock Ownership.   Our CEO and CFO as well as our Board members received 100% of their compensation in the form of restricted stock.

•
Review of CPG.   The Committee periodically reviews the CPG and makes adjustments, when appropriate, to further enhance our market competitiveness and alignment with investor expectations.

•
No Tax Gross-Ups.   KLXE does not provide excise tax reimbursements or gross-ups in the event of a change in control.

•
Prohibition on Hedging; Pledging of Shares.   To avoid conflicts of interest that could undermine the goals of our share ownership policy and the focus on sustainable long-term growth, we prohibit directors and employees from entering into transactions involving short sales of our securities or put or call options based on our securities, except for options granted under KLX Energy Services compensation programs. In addition, directors and NEOs are generally prohibited from holding KLX Energy Services shares in a margin account or pledging KLX Energy Services shares as collateral for a loan unless our General Counsel provides pre-clearance after the director or executive clearly demonstrates the financial capability to repay the loan without resort to the pledged securities.

•
Clawback(s).   KLXE has a comprehensive policy addressing the clawback of executive compensation. In the event of a material restatement of the Company’s financial results, the Board will review the facts and circumstances that led to the requirement for the restatement and may take such actions, if any, as it deems necessary or appropriate in its discretion. The Board will consider whether any executive officer received cash incentive compensation based on the original financial statements because it appeared he or she had achieved financial performance targets that were not achieved based on the restatement. The Board also will consider the accountability of any executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted misconduct.

Competitive Positioning
Peer Group Benchmarking
To evaluate market competitiveness, we compare our program to the compensation at the companies that make up our CPG. These companies provide a relevant comparison based on their similarity to us in size and complexity, taking into account factors such as their revenues, market capitalization, scope of operations and diversified product and service offerings.
In addition to CPG data, we historically have looked at a broader sample of proxy and general industry pay benchmark data. This information provides useful insight on compensation trends and supplements CPG data. We did not ask PM to prepare a benchmarking service in 2019 because of the severe deterioration in industry conditions and the Committee’s decision to generally not award cash bonuses to our NEOs. We anticipate resuming benchmarking at such time that the industry has stabilized and the benchmarking is meaningful and useful in adjusting executive compensation. Our 2019 CPG included Basic Energy Services, Inc., C&J Energy Services, Inc., Forum Energy Technologies, Inc., Helix Energy Solutions, Inc., Key Energy Services, Inc., Nine Energy Services, Inc., Oil States International, Inc., Ranger Energy Services, Inc. and Superior Energy Services, Inc. The above peer group was appropriate for KLXE in Fiscal 2019 and will be reviewed annually as industry conditions change.
Long-Term Incentive Plan.   We adopted the KLX Energy Services Holdings, Inc. Long-Term Incentive Plan (the “LTIP”) to promote the long-term success of KLX Energy Services by providing eligible individuals (including our NEOs) with opportunities to obtain a proprietary interest in KLX Energy Services though the grant of equity-based awards. These awards provide participants with incentive to contribute to our long-term growth and profitability. The LTIP also assists us in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to us.
As discussed above, Messrs. Khoury, McCaffrey and Roberts received one-time restricted stock awards at the time of the spin-off, and agreed to forego additional restricted stock awards until December 2022. For Fiscal 2019, Ms. Floyd received an annual restricted stock award equal to one-times her base salary as of the date of grant pursuant to the terms of her employment agreement. A detailed description of the LTIP can be found in the Information Statement that accompanies Amendment No. 2 to our Registration Statement on Form 10, filed with the SEC on August 24, 2018.
Retirement Benefits.   Mr. Roberts and Ms. Floyd participated in our qualified 401(k) defined contribution plan in 2019. Under this plan, we match 100% of the first 3% and 50% of the next 2% of employee contributions, currently up to a maximum of $11,400 per calendar year.

Deferred Compensation Plan.   The Company adopted its 2018 Deferred Compensation Plan (“DCP”) at the time of our spin-off. The DCP is a nonqualified deferred compensation plan pursuant to which certain senior executives of the Company, as selected by the Committee, are eligible to defer a portion of their base salary and cash incentive award. Each of our NEOs was eligible to participate in the plan, however Messrs. Khoury and McCaffrey did not participate because they do not receive cash salaries or cash bonus awards. We may make a matching contribution equal to 100% of the participant’s deferrals under the DCP up to a maximum of 7.5% of the participant’s total base salary and annual cash incentive award. Matching contributions vest in equal installments on January 15th of each of the three years succeeding the year in which the contribution is made. In addition, an executive will fully vest in all matching contributions upon (i) meeting the requirements of a retirement, (ii) a termination of employment by the Company without cause, (iii) death, (iv) a change in control of the Company or (v) meeting the requirements of a disability. During 2019, Mr. Roberts and Ms. Floyd elected to defer compensation under the plan and the Company made matching contributions in March 2020 totaling $55,498.
Other Compensation.   We generally reimburse each of our NEOs for medical care expenses that are not otherwise reimbursed by any plan or arrangement up to a maximum benefit of 10% of their base salary per year. We also reimburse Messrs. Khoury and McCaffrey for reasonable costs of financial and estate planning.
Stock Ownership / Prohibited Transactions in Company Securities
Messrs. Khoury and McCaffrey as well as our Board of Directors received 100 percent of compensation in the form of restricted stock in 2019.
Our Board established a policy that prohibits our directors and executive officers from engaging in short sales of our securities. Our officers and directors are also prohibited from selling or purchasing puts or calls, trading in or writing options, or engaging in other hedging activities with respect to our securities. Directors and executive officers are also prohibited from holding Company securities in a margin account or pledging our securities as collateral for a loan, unless our General Counsel provides pre-clearance after the director or executive officer clearly demonstrates the financial capability to repay the loan without resort to the pledged securities.
Compensation Recoupment Policy (“Clawback”)
In the event of a material restatement of the Company’s financial results, the Board will review the facts and circumstances that led to the requirement for the restatement and may take such actions, if any, as it deems necessary or appropriate in its discretion. The Board will consider whether any executive officer received cash incentive compensation based on the original financial statements because it appeared he or she had achieved financial performance targets that were not achieved based on the restatement. The Board also will consider the accountability of any executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted misconduct.
The actions, if any, that the Board may in its discretion elect to take against a particular executive officer, depending on all the facts and circumstances as determined during their review, could include (i) the recoupment of all or part of any bonus or other cash incentive compensation paid to the executive officer that was based upon the achievement of financial results that were subsequently restated and/or (ii) the pursuit of other available remedies.
Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code (the “Code”) imposes a limit on the amount a company may deduct for U.S. tax purposes for compensation paid to executive officers covered by Section 162(m) of the Code. A company’s principal executive officer and principal financial officer serving at any time during the taxable year, its three other most highly compensated executive officers employed at the end of the taxable year and any employee who was covered under Section 162(m) for any earlier tax year that began after December 31, 2016 will be covered by Section 162(m) of the Code. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the control of the Committee can affect deductibility of compensation and there can be no assurance that compensation paid to executive officers who are covered by Section 162(m) of the Code will be fully deductible in light of the deductibility limitations of Section 162(m) of the Code. The Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible when the Committee believes that such payments are appropriate and in the best interests of KLXE, taking into consideration changing business conditions, the need to provide competitive compensation and retain the services of our executive officers, and the performance of our executive officers. The Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and our stockholders.

Section 409A of the Code generally applies to deferred compensation. Generally speaking, “deferred compensation” is compensation earned currently, the payment of which is deferred to a later taxable year. Stock options, restricted stock awards, performance stock awards, RSUs, performance stock units, and other equity awards available under the LTIP are designed either to be exempt from the requirements of Section 409A of the Code or to satisfy its requirements. Awards subject to Section 409A of the Code that fail to satisfy its requirements will subject the award holder to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.
Summary Compensation Table
The following table sets forth information concerning the total compensation paid to each of our NEOs and Mr. McCaffrey for the periods indicated, including Fiscal 2019 (the year ended January 31, 2020), the transition period from September 14, 2018 (the date of the spin-off) through January 31, 2019 at KLX Energy Services (“Transition Period”) and for Fiscal 2018 (the period beginning January 31, 2018 and ending at the date of the spin-off) at KLX Inc. The amounts reported for periods prior to the Transition Period related to compensation programs in effect at KLX Inc. prior to the spin-off of KLX Energy Services and as such, are not comparable to reported compensation at KLX Energy Services.
Name and Principal Position	Year	Salary	Stock Awards(1),(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Amin J. Khoury Chief Executive Officer, Chairman and President	2019	$2	$—	$—	$—	$35,305(4)	$35,307
	Transition Period	2	31,884,301	—	—	15,840(4)	31,900,143
(Predecessor Company Information)	2018	684,429	1,850,409	—	—	224,514(4)	2,759,352
Thomas P. McCaffrey Senior Vice President and Chief Financial Officer	2019	$1	$—	$—	$—	$8,976(5)	$8,977
	Transition Period	1	19,130,586	—	—	504(5)	19,131,091
(Predecessor Company Information)	2018	437,350	1,182,460	—	—	372,330(5)	1,992,140
Gary J. Roberts Vice President and General Manager	2019	$349,382	$—	$—	$—	$64,428(6)	$413,810
	Transition Period	$118,659	$6,376,872	$—	$445,630	$66,417(6)	$7,007,578
(Predecessor Company Information)	2018	218,783	257,146	—	—	22,952(6)	498,881
Heather Floyd Vice President — Finance and Corporate Controller	2019	$302,490	$307,959	$—	$76,989	$67,024(7)	$754,462

(1)
The amounts reported in the “Stock Awards” column represent the aggregate full grant date fair value of the restricted stock awards calculated in accordance with FASB ASC 718 (without any reduction for risk of forfeiture). For more information about how we value stock-based awards (including assumptions made in such valuation), refer to Note 10 to our audited financial statements for the fiscal year ended January 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on March 24, 2020. The amounts reported in the “Stock Awards” column that relate to the Transition Period represent grants of shares of KLXE restricted stock with a grant date fair value of $28.90 per share, which was the closing share price for the Company’s common stock on September 14, 2018 as quoted on the Nasdaq Global Select Market, to Messrs. Khoury, McCaffrey and Roberts under the LTIP representing 5%, 3% and 1%, respectively, of the outstanding common stock of the Corporation on a fully-diluted basis as of the spin-off distribution date to become vested in four equal annual installments on each of the first four anniversaries of the distribution date and subject to other conditions as described below. For performance-based restricted stock awards which were granted by KLX Inc., the grant date value is based upon the probable outcome of the performance metrics as of the date of the grant, which provided that if the highest level of payout was achieved, the value of the August 2018 award as of the grant date for performance based restricted stock would be capped at 200% of the performance award target. The grant date value for the August 2018 KLX Inc. stock award reflects the aggregate value of all shares granted on that date, notwithstanding that two-thirds of the shares granted on such date were forfeited upon the completion of the merger between KLX Inc. and The Boeing Company. Performance-based restricted stock awards are not a component of KLX Energy Services’ compensation program with respect to our NEOs.

(2)
In order to determine an appropriate compensation structure, given the size of our Company, our strategic objectives following the consummation of the spin-off and the lack of availability of equity or debt finance for oilfield services companies, the Compensation Committee of KLX Inc. and Messrs. Khoury and McCaffrey agreed, and the Compensation Committee of KLX Inc. recommended to the Board of Directors of KLX Inc., who approved, that Messrs. Khoury and McCaffrey would forego base salaries for the first four years following the spin-off. The purpose of this structure was to directly align the executives’ interests with those of KLX Energy Services’ stockholders, to facilitate maximum availability of cash on hand to support the day-to-day operations of our business and to strengthen our ability to pursue our growth and acquisition strategy. In light of Messrs. Khoury and McCaffrey’s agreements to forego base salaries, in order to align the executives’ interests with the interests of our stockholders and also appropriately incentivize the executives, the Compensation Committee of KLX Inc. agreed and recommended, and the Board of Directors of KLX Inc. approved, providing Messrs. Khoury and McCaffrey with grants of restricted stock with a grant date fair value of $28.90 per share, which was the closing share price for the Company’s common stock on September 14, 2018 as quoted on the Nasdaq Global Select Market, scheduled to vest over a four-year period, with the first installment having vested twelve months following the consummation of the spin-off. In addition, while Mr. Roberts received cash remuneration, approximately 72% percent of his targeted total direct compensation payable under his employment agreement was in the form of restricted stock that was scheduled to vest over a four-year period. Ms. Floyd receives cash remuneration pursuant to her employment agreement, but a significant percentage of her targeted annual direct compensation is in the form of annual restricted stock awards that vest over a three-year period.

(3)
All annual cash bonuses paid to our NEOs are reflected in the “Non-Equity Incentive Plan Compensation” column of this table. The amounts shown represent the annual cash incentive payments received by our NEOs. These cash awards were paid with respect to Ms. Floyd in March 2020 relating to Fiscal 2019 and with respect to Mr. Roberts in March 2019 relating to Fiscal 2018.

(4)
With respect to Mr. Khoury, the amount reported for 2019 and the Transition Period as “All Other Compensation” relates to estate planning, and the amount reported for 2018 as “All Other Compensation” includes $165,025 for certain contributions to KLX Inc.’s non-qualified deferred compensation plan and includes $59,489 for estate planning.

(5)
With respect to Mr. McCaffrey, the amount reported for 2019 and the Transition Period as “All Other Compensation” relates to estate planning, and the amount reported for 2018 as “All Other Compensation” includes $351,503 for certain contributions to KLX Inc.’s non-qualified deferred compensation plan, $9,918 for KLX Inc. 401(K) Plan contributions and additional amounts relating to automobile allowance and estate planning.

(6)
With respect to Mr. Roberts, the amount reported for 2019 and the Transition Period as “All Other Compensation” includes $26,627 and $59,132, respectively, for certain contributions to KLX Energy Services Holdings, Inc.’s non-qualified deferred compensation plan and additional amounts relating to automobile allowance and KLX Energy Services Holdings, Inc.’s 401(K) Plan, and the amount reported for 2018 as “All Other Compensation” includes $10,490 for KLX Inc. 401(K) Plan contributions and additional amounts relating to automobile allowance.

(7)
With respect to Ms. Floyd, the amount reported for 2019 as “All Other Compensation” includes $28,871 for certain contributions to KLX Energy Services Holdings, Inc.’s non-qualified deferred compensation plan, $13,953 for payments under our executive medical plan, $11,000 for KLX Energy Services Holdings, Inc. 401(K) Plan contributions and additional amounts relating to automobile allowance.

Grants of Plan Based Awards During 2019
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards(1) (#)	Grant Date Fair Value of Stock Awards(2) ($)	All Other Option Awards (#)	Option exercise price ($)
Name	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)
Amin J. Khoury		—	—	—	—	—	—	—	—	—	—
Thomas P. McCaffrey		—	—	—	—	—	—	—	—	—	—
Gary J. Roberts		—	—	—	—	—	—	—	—	—	—
Heather M. Floyd	12/10/19	—	—	—	—	—	—	44,247	307,959	—	—

(1)
These awards are subject to time-based vesting only. The number of shares of restricted stock granted is equal to the dollar value approved by the Committee divided by the closing price of our common stock on the date of grant.

(2)
The amounts shown represent the aggregate grant date fair value of the long-term incentive awards calculated in accordance with FASB ASC 718 (without any reduction for risk of forfeiture). For more information about how we value stock based awards (including assumptions made in such valuation), refer to Note 10 to our audited financial statements for the fiscal year ended January 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on March 24, 2020.

2019 Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning outstanding equity awards held by each NEO and Mr. McCaffrey as of January 31, 2020, which includes unvested shares of restricted stock.
Name	Grant Date	Option Awards Securities Underlying Unexercised — Exercisable (#)	Option Awards Securities Underlying Unexercised — Unexcercisable (#)	Option Exercise Price ($)	Option Expiration Date	Time Based Shares or Units of Stock That Have Not Vested(1) (#)	Time Based Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Performance Based Shares or Units of Stock That Have Not Vested (#)	Performance Based Market Value of Shares or Units of Stock That Have Not Vested ($)
Amin J. Khoury	09/14/18(3)	—	—	—	—	827,447	$3,342,886	—	$—
Thomas P. McCaffrey	09/14/18(3)	—	—	—	—	496,468	2,005,731	—	—
Gary J. Roberts	09/14/18(3)	—	—	—	—	165,489	668,576	—	—
Heather Floyd	12/10/19(4)	—	—	—	—	44,247	178,758	—	—
	12/11/18(4)	—	—	—	—	7,890	31,876	—	—

(1)
In order to determine an appropriate compensation structure, given the size of our Company, our strategic objectives following the consummation of the spin-off and the lack of availability of equity or debt finance for oilfield services companies, the Compensation Committee of KLX Inc. and Messrs. Khoury and McCaffrey agreed, and the Compensation Committee of KLX Inc. recommended to the Board of Directors of KLX Inc., who approved, that Messrs. Khoury and McCaffrey would forego base salaries for the first four years following the spin-off. The purpose of this structure was to directly align the executives’ interests with those of KLX Energy Services’ stockholders, to facilitate maximum availability of cash on hand to support the day-to-day operations of our business and to strengthen our ability to pursue our growth and acquisition strategy. In light of Messrs. Khoury and McCaffrey’s agreements to forego base salaries, in order to align the executives’ interests with the interests of our stockholders and also appropriately incentivize the executives, the Compensation Committee of KLX Inc. agreed and recommended, and the Board of Directors of KLX Inc. approved, providing Messrs. Khoury and McCaffrey with grants of restricted stock with a grant date fair value of $28.90 per share, which was the closing share price for the Company’s common stock on September 14, 2018 as quoted on the Nasdaq Global Select Market, scheduled to vest over a four-year period, with the first installment having vested twelve months following the consummation of the spin-off. In addition, while Mr. Roberts received cash remuneration, approximately 72% percent of his targeted total direct compensation payable under his employment agreement was in the form of restricted stock that was scheduled to vest over a four-year period. Ms. Floyd receives cash remuneration pursuant to her employment agreement, but a significant percentage of her targeted annual direct compensation is in the form of annual restricted stock awards that vest over a three-year period.

(2)
The market value of unvested shares is based on KLX Energy Services’ common stock closing share price of $4.04 on January 31, 2020 as quoted on the Nasdaq Global Select Market.

(3)
Award vests ratably on an annual basis over four years following the grant date, provided the executive is employed or providing services to the Company on the applicable vesting date, subject to acceleration of vesting upon the occurrence of certain events as described for such executive below.

(4)
Award vests ratably on an annual basis over three years following the grant date, provided Ms. Floyd is employed or providing services to the Company on the applicable vesting date, subject to acceleration of vesting upon the occurrence of certain events as described for Ms. Floyd.

Stock Vested During 2019
The following table provides information concerning vesting of common stock awards held by each NEO and Mr. McCaffrey during 2019.
	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
	(#)	($)
Amin J. Khoury	275,816	2,970,538
Thomas P. McCaffrey	165,490	1,782,327
Gary J. Roberts	55,164	594,116
Heather Floyd	3,946	25,274

(1)
Represents the shares of restricted stock that vested during 2019.

(2)
Represents the number of shares of restricted stock that vested during 2019 multiplied by the closing price of our common stock, as reported on the Nasdaq Global Select Market, on the applicable vesting date.

Fiscal 2019 Deferred Compensation
The 2018 Deferred Compensation Plan is a nonqualified deferred executive compensation plan pursuant to which certain senior executives of the Company, as selected by the Committee, are eligible to defer a portion of their base salary and cash incentive award.
A deferral election must be made prior to the beginning of the calendar year in which deferral occurs. Each of our NEOs is eligible to participate in the plan, however Messrs. Khoury and McCaffrey did not participate because they do not receive cash salaries or cash bonus awards. We may make a matching contribution equal to 100% of the participant’s deferrals under the DCP up to a maximum of 7.5% of the participant’s total base salary and annual cash incentive award, except for the benefit of Messrs. Khoury and McCaffrey, who are not eligible for matching contributions. Matching contributions vest in equal installments on January 15th of each of the three years succeeding the year in which the contribution is made. In addition, an executive will fully vest in all matching contributions upon (i) meeting the requirements of a retirement, (ii) a termination of employment by the Company without cause, (iii) death, (iv) a change in control of the Company or (v) meeting the requirements of a disability. The Deferred Compensation Plan is a non-qualified plan under the Internal Revenue Code and does not provide for guaranteed returns on plan contributions. A participant’s deferrals, together with Company matching contributions, are adjusted for earnings or losses measured by the rate of return on the notional investments available under the plan to which participants allocate their accounts.
Participants may change investment elections on any business day. Distributions are made after termination of employment or on a date, selected by the participant, prior to termination of employment.
During 2019, Mr. Roberts and Ms. Floyd elected to defer compensation under the plan and the Company made matching contributions in March 2020 totaling $55,498.
Nonqualified Deferred Compensation
Name	Executive Contributions in FY 2019(1) ($)	Registrant Contributions in FY2019(1) ($)	Aggregate Earnings in FY2019(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 1/31/20(3) ($)
Amin J. Khoury	—	—	—	—	—
Thomas P. McCaffrey	—	—	—	—	—
Gary J. Roberts	598,183	59,132	86,109	—	803,747
Heather Floyd	39,597	36,644	9,159	—	92,319

(1)
All executive and registrant contributions are included as compensation in the Summary Compensation Table.

(2)
Earnings on account balances are not included in the Summary Compensation Table.

(3)
Includes current and prior year contributions and earnings.

In addition to the DCP, Mr. Roberts and Ms. Floyd participated in our qualified 401(k) defined contribution plan. Pursuant to this plan, we match 100% of the first 3% and 50% of the next 2% of employee contributions, currently up to a maximum of $11,400 per calendar year.
Employment Agreements
Amin J. Khoury.   Mr. Khoury was party to an employment letter agreement with us entered into on September 14, 2018, pursuant to which he served as our Chairman, Chief Executive Officer and President. The letter agreement provided that Mr. Khoury receive an annual base salary of $2 and a restricted stock award under the LTIP representing 5% of the outstanding common stock of the Corporation on a fully-diluted basis as of the spin-off distribution date, (x) to become vested in four equal annual installments on each of the first four anniversaries of the distribution date, subject to continued employment or other service with the Corporation on each applicable vesting date, and (y) to become fully vested, (A) upon an involuntary termination of employment by the Corporation, (B) upon Mr. Khoury’s death or “Disability” (as defined in the LTIP), (C) upon Mr. Khoury’s voluntary retirement, subject to the consent of the Committee, or (D) upon the occurrence of a “Change in Control” (as defined in the LTIP) of the Corporation. The fair value of the restricted shares on the grant date was $28.90 per share, which was the closing share price for the Company’s common stock on September 14, 2018 as quoted on the Nasdaq Global Select Market. See Footnote 1 to the Summary Compensation Table on page 17 for how we valued the grant. Any such accelerated vesting in connection with a termination of service was subject to the execution of a customary mutual release of claims by Mr. Khoury and the Corporation. Mr. Khoury’s unvested restricted stock awards fully vested in connection with his retirement in May 2020.
In addition to the salary and equity awards described above, the letter agreement generally provided for (i) at-will employment, meaning the Corporation could terminate Mr. Khoury’s employment at any time for any or no reason upon at least twelve months’ prior written notice, (ii) a monthly automobile allowance or use of an automobile owned by the Corporation and (iii) participation in the employee benefit plans of the Corporation (including health and welfare and retirement plans, reimbursement of financial and estate planning expenses, and the benefits under the travel policy of the Corporation related to personal and business use of the corporate aircraft). Mr. Khoury was entitled to customary indemnification, and directors and officer liability insurance coverage, each in accordance with the organizational documents of the Corporation and applicable law. The letter agreement did not provide for any contractual right to annual cash bonuses or severance benefits (other than the accelerated vesting of Mr. Khoury’s restricted stock award described above), but the agreement did not (i) preclude Mr. Khoury from receiving annual cash bonuses or participating in any generally applicable severance plan or policy of the Corporation or (ii) prevent the Committee from adopting such arrangements for the benefit of Mr. Khoury in the future. In connection with any termination of Mr. Khoury’s employment with the Corporation other than by reason of death, the Corporation was required to retain Mr. Khoury for a period of three years to provide consulting services to the Corporation for $10,000 per year and certain enumerated perquisites.
We entered into an amended and restated consulting agreement with Mr. Khoury in connection with his retirement in May 2020.
Mr. Khoury also entered into the KLX Energy Services proprietary rights agreement, which contains customary non-disclosure restrictions and covenants protecting the proprietary information and trade secrets of the Corporation.
Thomas P. McCaffrey.   Mr. McCaffrey was party to an employment letter agreement with us entered into on September 14, 2018, pursuant to which he served as our Senior Vice President and Chief Financial Officer during Fiscal 2019. The letter agreement provided that Mr. McCaffrey receive an annual base salary of $1 and a restricted stock award under the LTIP representing 3% of the outstanding common stock of the Corporation on a fully-diluted basis as of the spin-off distribution date, (x) to become vested in four equal annual installments on each of the first four anniversaries of the distribution date, subject to continued employment or other service with the Corporation on each applicable vesting date, and (y) to become fully vested, (A) upon an involuntary termination of employment by the Corporation, (B) upon Mr. McCaffrey’s death or “Disability” (as defined in the LTIP), (C) upon Mr. McCaffrey’s voluntary retirement, subject to the consent of the Committee, or (D) upon the occurrence of a “Change in Control” (as defined in the LTIP) of the Corporation. The fair value of the restricted shares on the grant date was $28.90 per share, which was the closing share price for the Company’s common stock on September 14, 2018 as quoted on the Nasdaq Global Select Market. See Footnote 1 to the Summary Compensation Table on page 17 for how we valued the grant. Any such accelerated vesting in connection with a termination of service will be subject to the execution of a customary mutual release of claims by Mr. McCaffrey and the Corporation.
In addition to the salary and equity awards described above, the letter agreement generally provided for (i) at-will employment, meaning the Corporation could terminate Mr. McCaffrey’s employment at any time for any or no reason upon at least twelve months’ prior written notice, (ii) a monthly automobile allowance or use of an automobile owned by the Corporation and (iii) participation in the employee benefit plans of the Corporation (including health and welfare and retirement plans, reimbursement of financial and estate planning expenses, and the benefits under the travel policy of the Corporation related to personal and business use of the corporate aircraft). Mr. McCaffrey is entitled to customary indemnification, and directors and officer liability insurance coverage, each in accordance with the organizational documents of the Corporation and applicable law. The letter agreement did not provide for any contractual right to annual cash bonuses or severance benefits (other than the accelerated vesting of Mr. McCaffrey’s restricted stock award described above), but the agreement did not (i) preclude Mr. McCaffrey from receiving annual cash bonuses or participating in any generally applicable severance plan or policy of the Corporation or (ii) prevent the Committee from adopting such arrangements for the benefit of Mr. McCaffrey in the future.
Mr. McCaffrey also entered into the KLX Energy Services proprietary rights agreement, which contains customary non-disclosure restrictions and covenants protecting the proprietary information and trade secrets of the Corporation.
The Board appointed Mr. McCaffrey to the position of President and Chief Executive Officer, effective May 1, 2020. Mr. McCaffrey and the Company entered into a new employment agreement, dated April 19, 2020, which became effective on May 1, 2020.
Gary J. Roberts.   Mr. Roberts was party to an amended and restated employment agreement with us entered into on September 14, 2018, pursuant to which he served as our Vice President and General Manager during Fiscal 2019. The agreement provided that Mr. Roberts receive a specified base salary, $349,382 for 2019, which could be increased in the discretion of the Committee, and a restricted stock award under the LTIP representing 1% of the outstanding common stock of the Corporation on a fully-diluted basis as of the spin-off distribution date, (x) to become vested in four equal annual installments on each of the first four anniversaries of the distribution date, subject to continued employment or other service with the Corporation on each applicable vesting date, and (y) to become fully vested, (A) upon the termination of employment by the Corporation without “Cause” or “Good Reason” (in each case as defined in the employment agreement), (B) upon the termination of employment by the Corporation due to “Incapacity” (as defined in the employment agreement) or “Disability” (as defined in the LTIP), (C) upon Mr. Roberts’ death or (D) upon termination upon a “Change in Control” (as defined in the employment agreement) of the Corporation, provided that the Corporation had the option to retain Mr. Roberts as a consultant for up to two years following a termination of his employment at his then current salary and during which Mr. Roberts’ time-vested equity awards would continue to vest during the consulting period on the same schedule as if Mr. Roberts had not been terminated. The fair value of the restricted shares on the grant date was $28.90 per share, which was the closing share price for the Company’s common stock on September 14, 2018 as quoted on the Nasdaq Global Select Market. See Footnote 1 to the Summary Compensation Table on page 17 for how we valued the grant. Any remaining unvested time-based shares would become fully vested upon the end of the consulting period.
The agreement had an initial term through February 25, 2019, with automatic extensions by one year on each anniversary thereof, unless either party gave at least 30 days’ written notice prior to the applicable anniversary of February 25, 2019, of their intent to not renew the agreement. Mr. Roberts had an annual target bonus of 75% of his base salary. During his employment, he was also eligible to receive equity grants in the discretion of the Committee. While employed by the Corporation, Mr. Roberts was eligible to participate in all benefit plans generally available to the Corporation’s executives.
Mr. Roberts also entered into the KLX Energy Services proprietary rights agreement, which contains customary non-disclosure restrictions and covenants protecting the proprietary information and trade secrets of the Company. He was also subject to a non-competition covenant and a non-solicitation covenant during the term of his employment agreement and for three years thereafter.
In addition to the compensation and benefits described above, Mr. Roberts was entitled to receive the following benefits and payments upon the occurrence of the following specified events. Upon Mr. Roberts’ death, incapacity, termination of employment by us without “Cause,” following his resignation of his employment for “Good Reason,” or upon his automatic termination of employment in connection with a “Change of Control” (each as defined in the employment agreement), Mr. Roberts was entitled to a lump-sum amount equal to the sum of (i) a prorated portion of 75% of Mr. Roberts’ then current salary, with the prorated amount to be determined based on the number of days that Mr. Roberts was employed by the Corporation in the year during which the termination date occurs, (ii) Mr. Roberts’ salary for the remainder of the employment term, (iii) the maximum annual contribution under the Corporation’s deferred compensation plan of 7.5% of Mr. Roberts’ total base salary and annual cash bonus (with such maximum amount to be determined in accordance with the terms of the deferred compensation plan) that would have been made during the remainder of the employment period and (iv) two times Mr. Roberts’ target bonus. If Mr. Roberts’ employment terminated for any other reason, he was not entitled to severance payments.

We entered into certain severance arrangements with Mr. Roberts during 2020, which included the vesting of his unvested restricted stock awards and certain cash payments.
Heather M. Floyd.   Ms. Floyd is party to an employment agreement, dated October 9, 2018, pursuant to which she serves as our Vice President — Finance and Corporate Controller. The employment agreement has a three-year term with automatic extension by one year on each anniversary of the effective date of the agreement unless either party gives at least 30 days’ written notice.
Ms. Floyd’s employment agreement provides that Ms. Floyd will receive a specified base salary, currently $307,959 per year, which may be increased in the discretion of the Committee. Ms. Floyd will have an annual target bonus of no less than 60% of her base salary. She will also receive an annual equity grant with a targeted grant date value of 100% of her base salary, subject to increase or decrease in the Committee’s determination based on its assessment of Ms. Floyd’s performance. While employed by us, Ms. Floyd is eligible to participate in all benefit plans generally available to our executives and to receive an automobile allowance of $1,100 per month.
Ms. Floyd is also party to a proprietary rights agreement with us, pursuant to which she is subject to a perpetual confidentiality covenant. She is also subject to a noncompetition covenant during the term of her employment agreement, and a nonsolicitation covenant during the term of her employment agreement and for two years thereafter.
In addition to the compensation and benefits described above, Ms. Floyd will be entitled to receive the following benefits and payments upon the occurrence of the following specified events. Upon Ms. Floyd’s death, incapacity, termination by us without “Cause,” resignation for “Good Reason” or upon a “Change of Control” (as defined in the employment agreement), Ms. Floyd will be entitled to a lump-sum amount equal to the sum of (i) a prorated portion of 60% of Ms. Floyd’s then current salary, with the prorated amount to be determined based on the number of days that Ms. Floyd was employed by us in the year during which the termination occurs, (ii) Ms. Floyd’s salary for the remainder of the employment term and (iii) two times Ms. Floyd’s target bonus.
If Ms. Floyd’s employment terminates for any other reason, she will not be entitled to severance payments.
Compensation of Directors
Directors who are employees of the Company receive no additional compensation for serving on the Board. In Fiscal 2018 and Fiscal 2019 our non-employee directors agreed to forego cash remuneration in order to directly align their interests with those of our stockholders, to facilitate maximum availability of cash on hand to support the day-to-day operations of our business and to strengthen our ability to pursue the growth and acquisition strategy envisioned by the Board and management.
On October 19, 2018, our Board of Directors approved grants of restricted stock, representing approximately 1% of the outstanding common stock of the Corporation on a fully-diluted basis as of the spin-off distribution date, under the LTIP to our non-employee directors (x) to become vested in four equal annual installments on each of the first four anniversaries of the grant date, subject to the director remaining in continuous service through each applicable vesting date, and (y) to become fully vested, (A) upon a Change in Control (as defined in the LTIP) subject to the director remaining in continued service to the Corporation or (B) upon the director’s death or “Disability” (as defined in the LTIP). The fair value of the restricted shares on the grant date was $31.98 per share, which was the closing share price for the Company’s common stock on October 18, 2018 as quoted on the Nasdaq Global Select Market. The fair market value at the date of grant of the restricted stock awards for each of the chairs of the Committee, Audit Committee and Nominating and Corporate Governance Committee was approximately $973,000, representing approximately $243,250 in annual compensation over a four-year period. The fair market value at the date of grant of the restricted stock awards for each non-employee director serving on our Board who does not serve as a committee chair was approximately $876,000, representing approximately $219,000 in annual compensation over a four-year period.
We reimburse our non-employee directors for reasonable business and travel expenses incurred in connection with their service on the Board. In addition, non-employee directors are eligible to participate in our health and business travel accident insurance program on the same terms and conditions as employees generally. We do not provide our directors with any other perquisites or special benefits for their service on our Board.
Our Board established a policy that prohibits our directors and executive officers from engaging in short sales of our securities. Our officers and directors are also prohibited from selling or purchasing puts or calls, trading in or writing options, or engaging in other hedging activities with respect to our securities. Directors and executive officers are also prohibited from holding Company securities in a margin account or pledging our securities as collateral for a loan, unless our General Counsel provides pre-clearance after the director or executive officer clearly demonstrates the financial capability to repay the loan without resort to the pledged securities.
The following table summarizes the compensation paid to our non-employee directors during Fiscal 2019:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
John T. Collins	—	$—	—	$—
Peter V. Del Presto	—	—	—	—
Richard G. Hamermesh	—	—	—	—
Benjamin A. Hardesty	—	—	—	—
Stephen M. Ward, Jr.	—	—	—	—
Theodore L. Weise	—	—	—	—
John T. Whates, Esq.	—	—	—	—
As of January 31, 2020, the aggregate number of outstanding deferred stock units and unvested restricted stock awards held by each non-employee director was as follows:
Name	Deferred Shares (#)	Unvested Stock Awards (#)
John T. Collins	—	22,817
Peter V. Del Presto	—	22,817(1)
Richard G. Hamermesh	—	22,817
Benjamin A. Hardesty	—	20,535
Stephen M. Ward, Jr.	—	20,535
Theodore L. Weise	—	20,535
John T. Whates, Esq.	—	20,535

(1)
The vesting of Mr. Del Presto’s unvested stock awards was fully accelerated in connection with his resignation from the Board in April 2020.

KLX Energy Services

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **investorvote.com/KLXE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at investorvote.com/KLXE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Vote on Proposal — The Board of Directors unanimously recommend a vote FOR Proposals 1 and 2.

To transact any other business that may properly come before the meeting or any adjournment thereof, this proxy will be voted at the discretion of the proxy holder.

C 1234567890 J N T

1 U P X 4 8 6 5 1 7

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03D1BC

The Special Meeting of Stockholders of KLX Energy Services Holdings, Inc. will be held on February 12, 2021, beginning at 9:00 a.m. Central Standard Time, virtually via the internet at www.meetingcenter.io/288687058.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — KLXE2021.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Company's Proxy Statement is available at: investorvote.com/KLXE

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at investorvote.com/KLXE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - KLX Energy Services Holdings, Inc.

Notice of Special Meeting of Stockholders - February 12, 2021

This proxy is solicited on behalf of the Board of Directors of KLX Energy Services Holdings, Inc.

The above signed hereby constitutes and appoints Messrs. Christopher J. Baker and Max L. Bouthillette, or either of them, with full power of substitution each, proxies to vote and act at the Special Meeting of Stockholders of KLX Energy Services Holdings, Inc. (the "Company") to be held February 12, 2021 virtually via the internet at www.meetingcenter.io/288687058 and at any postponement or adjournment thereof (the "Meeting"), upon and with respect to the number of shares of Company common stock, par value $0.01 per share, that the above signed would be entitled to vote if personally present. The above signed hereby instructs such proxies, or their substitutes, to vote on those matters appearing on the reverse side of this proxy card as specified by the above signed and in such manner as the proxies may determine on any other matter that may come before the Meeting, all as indicated in the accompanying Proxy Statement, receipt of which is hereby acknowledged. All proxies previously given by the above signed in respect of the Meeting are hereby revoked.

Unless otherwise specified in the boxes provided on the reverse side of this proxy card, the Proxy will be voted (1) FOR Proposal 1, (2) FOR Proposal 2, and (3) in the discretion of the named proxies as to any other matter that may properly come before the meeting.

CONTINUED AND TO BE VOTED ON REVERSE SIDE

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

If voting by mail, you must complete sections A - C on both sides of this card.